                          [SAFECO ADVISOR FUNDS LOGO]

                                                       1995

                                                       ANNUAL
                                                       REPORT

STOCK FUNDS
    ADVISOR EQUITY FUND
    ADVISOR NORTHWEST FUND

TAXABLE BOND FUNDS
    ADVISOR INTERMEDIATE-TERM TREASURY FUND
    ADVISOR U.S. GOVERNMENT FUND
    ADVISOR GNMA FUND

TAX-EXEMPT BOND FUNDS
    ADVISOR MUNICIPAL BOND FUND
    ADVISOR INTERMEDIATE-TERM MUNICIPAL BOND FUND
    ADVISOR WASHINGTON MUNICIPAL BOND FUND

--------------------------------------------------------------------------------

                                Table of Contents

Equity Fund ................................................               2-5

Northwest Fund .............................................               6-8

Intermediate-Term Treasury Fund ............................               9-10

U.S. Government Fund .......................................               9-11

GNMA Fund ..................................................               12-13

Municipal Bond Funds .......................................               14-21

Statements of Assets and Liabilities .......................               22-23

Statements of Operations ...................................               24-25

Statements of Changes in Net Assets ........................               26-27

Notes to Financial Statements ..............................               28-34
--------------------------------------------------------------------------------

================================================================================
                                                             SAFECO ADVISOR FUND

[PHOTO OF DAVID F. HILL]

Dear Shareholder:                                               February 1, 1996

     The strength of the financial markets in 1995 was simply striking, especially against the flatness of 1994. Taken together, the two years exemplify the importance of taking a long-term approach to investing, and the vagaries of forecasting.

     We began 1995 with a cautious outlook and look what happened: The stock market as measured by the S&P 500 Index vaulted 37.14% (versus 1.32% in 1994). The bond market as depicted by the Lehman Brothers Government Corporate Index rose 19.24% (versus -3.51% in 1994).

     Both markets built their strength on low inflation and declining interest rates, spurred in part by the Federal Reserve Board's reversal in policy and lowering of short-term interest rates.

     Through 1995 all types of bond prices rose. The yield on the 30-year U.S. Treasury bond fell, and ended the year below 6%.

     On the stock side, lower interest rates, as they typically do, helped boost corporate profits. That coupled with restructuring, cost cutting and increased world competitiveness paved the way for record gains in the stock market. The Dow Jones set new highs 69 times in 1995.

FINANCIAL OUTLOOK

     Delays in economic reports caused by intermittent government shut-downs have made forecasting more challenging than usual. That said, we expect the atmosphere for financial assets to remain favorable in 1996. We believe gross domestic product will expand at the Fed's targeted rate, 2.5%, and inflation will remain subdued.

     Weak to moderate economic growth and low inflation positions the Fed to further lower short-term rates, as it did January 31 and may again in March. That gives bond and stock prices some room to rise.

     On the dark side, the budget debate is more rancorous than we foresaw. At present, we believe that no budget agreement is better than a bad budget agreement. The bond market would almost certainly fall given a budget deal with tax cuts in the present and spending cuts in the future (The bond market would conclude that such a deal wouldn't do much to reduce the deficit.) A stalemate would likely send rates higher in the short-term, but not be of serious consequence.

     Whatever the budget outcome, we expect interest rates will be lower at the end of 1996 than at its onset. This is good news for bonds.

     Stocks will have a more difficult time. While stocks are not overvalued, it would be a Herculean task for corporate earnings to keep 1995's pace. However, lower interest rates will provide good support for stock prices.

     While the outlook is positive, 1996 is unlikely to match 1995's bounty. One thing is certain: The past is not prologue. Investors anticipating another year of record gains are likely to be disappointed. Still, looking back, we're glad to have been cautiously "in" the market, rather than "out" in 1995.


/s/ DAVID F. HILL

David F. Hill
President


===============================================================================1
1995 ANNUAL REPORT

SAFECO ADVISOR EQUITY FUND                      [PHOTO OF RICH MEAGLEY]
MANAGER'S LETTER
February 1, 1996


For the 12 months ended December 31, 1995, the Advisor Equity Fund Class A shares returned 30.42%, Class B shares 29.44% and class C shares 29.43%. The growth and income peer group returned 31.6% for the same period while the S&P posted a 37.14% gain.

      Our technology stocks, especially MOTOROLA and ADVANCED MICRO DEVICES, caused the fund to underperform. In the fourth quarter, Motorola's stock dropped 25% when analysts lowered earnings estimates. Advanced Micro was off 43% after announcing a product delay and proposing a dilutive acquisition.

      Weak demand for paper and forest products were also drags on performance, as evidenced by GEORGIA-PACIFIC and WILLAMETTE's stock prices.

      Still, I believe in Motorola, Willamette and the other large, established companies that comprise our portfolio. My experience shows the most enduring growth records are posted by such companies. Following that logic, I added FEDERAL NATIONAL MORTGAGE, MOBIL, NATIONSBANK, CHASE MANHATTAN and SALOMON as well as DUPONT, WAL-MART and GENERAL ELECTRIC to our holdings.

      These additions significantly shifted our industry weightings from what they were six months ago.

      Petroleum and petroleum services grew from 1.9% to 11.4% of net assets. In addition to Mobil, I added EXXON and ROYAL DUTCH to the oil group. In addition to benefiting from intelligent cost-cutting and increased sales, the oil stocks have attractive dividends, and, I believe their ability to pay them is more secure than the REAL ESTATE INVESTMENT TRUSTS. I sold our REIT holdings down from 6.4% to 2.3% of net assets.

      Our holdings in computer software shrunk from 7.3% of net assets spread among four names to 2.7% of net assets all invested in MICROSOFT. I sold MENTOR GRAPHICS when it climbed to our price target and I gave up waiting for INFORMATION RESOURCES and MACNEAL-SCHWENDLER's share price to appreciate.

      Our financial stocks were generally winners. I consolidated our holdings here from five names to three, without changing the industry weighting. I sold PNC BANK when it reached our target, and FIRST INTERSTATE, when a take-over bid launched it through our target price. I invested the gains in CHASE MANHATTAN. Chase's merger with Chemical Banking will create huge cost-cutting potential. NATIONSBANK remains in the fund as a quality company with an attractive price and yield.

      FEDERAL NATIONAL MORTGAGE ASSOCIATION buys mortgages and holds or pools them into mortgage-backed securities. It was up on increases in business volume and investment income. Given the favorable interest rate environment and the fact that people keep buying and refinancing homes, FANNIE MAE should be able to continue to grow earnings.

      SALOMON has recovered from its government bond trading scandal, but its share price hasn't -- yet. We think the brokerage has strong earnings potential in a growing industry.

      Establishing a position in AMERICAN BRANDS and favorable results for PHILIP MORRIS helped boost food and tobacco holdings to 11.3% of net assets on December 31. (I reduced Philip Morris to 2.5% of holdings in mid-January.)

      Meanwhile, GTE and CENTURY are providing consistent growth on the telephone side and rapid growth on the cellular side. Like AT&T, these stocks look like they'll continue to be steady performers for a long time.

      The stocks in our portfolio belong to larger, more established companies that I know well and have conviction in. They are stocks that I am happy to have and to hold -- unless their growth stalls or they become too pricey.

      None of our holdings are long shots. After all, I'm managing the Advisor Equity Fund for ongoing growth -- not to shoot out the lights in any one year, but to shine over the years.


/s/ RICH MEAGLEY

Rich Meagley
Portfolio Manager

      Rich Meagley, a 14-year veteran of the securities industry holds an M.B.A. from the University of Washington. He is a vice president of SAFECO Asset Management, a Chartered Financial Analyst and an avid golfer.


2===============================================================================
                                                            SAFECO ADVISOR FUNDS

SAFECO ADVISOR EQUITY FUND
HIGHLIGHTS

As of December 31, 1995

TOP TEN                                             PERCENT OF
HOLDINGS                                            NET ASSETS
--------------------------------------------------------------
Philip Morris Cos., Inc.                                   4.9%
     (Food, Beverage & Tobacco Company)
Federal National Mortgage Association                      4.8%
     (Mortgage Broker)
NationsBank Corp.                                          3.5%
     (Bank)
Mobil Corp.                                                3.5%
     (Oil Company)
Salomon, Inc.                                              3.3%
     (Brokerage)
Texaco, Inc.                                               3.3%
     (Oil Company)
Chase Manhattan Corp.                                      3.2%
     (Financial Services Company)
Motorola, Inc.                                             3.0%
     (Communications Equipment Manufacturing)
Century Telephone Enterprise Co.                           2.9%
     (Telephone Company)
GTE Corp.                                                  2.9%
     (Telephone Company)

TOP FIVE                                               PERCENT
PERFORMERS (JULY TO DEC.)                               RETURN
--------------------------------------------------------------
*First Interstate Bancorp.                                72.6%
     (Bank)
Paragon Trade Brands, Inc.                                62.6%
     (Paper Products Manufacturer)
*Airborne Freight Corp.                                   37.4%
     (Air Freight)
Federal National Mortgage Association                     34.3%
     (Mortgage Broker)
GTE Corp.                                                 28.2%
     (Telephone Company)


BOTTOM FIVE                                            PERCENT
PERFORMERS (JULY TO DEC.)                               RETURN
--------------------------------------------------------------
NeoStar Retail Group, Inc.                               -52.4%
     (Computer Software Retailer)
Advanced Micro Devices, Inc.                             -46.5%
     (Microcomputer Components)
Crown American Realty Corp.                              -37.6%
     (Real Estate)
Georgia-Pacific Corp.                                    -20.9%
     (Building Products Manufacturer)
*Information Resources, Inc.                             -15.8%
     (Software Services)

*Security sold, no longer in portfolio.

TOP FIVE                                            PERCENT OF
INDUSTRIES                                          NET ASSETS
--------------------------------------------------------------
Petroleum & Petroleum Services                            11.4%
Food & Tobacco                                            11.3%
Banking & Finance                                          8.8%
Retail                                                     8.8%
Electrical Equipment & Electronics                         8.2%



Performance Information
--------------------------------------------------------------------------------
Growth of a $10,000 Investment Over Life of Fund

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the S&P 500 Index.]

                    INVESTMENT VALUE AS OF DEC. 31, 1995


        DATE       CLASS A       CLASS B       CLASS C       S&P 500
        ----       -------       -------       -------       -------
       9/30/94     $10,000       $10,000       $10,000       $10,000
      12/31/95      12,162        12,248        12,647        13,711



        DATE       CLASS A       CLASS B       CLASS C       S&P 500
        ----       -------       -------       -------       -------
       9/30/94       9,525        10,000        10,000        10,000
      10/31/94       9,639        10,120        10,120        10,224
      11/30/94       9,411         9,870         9,870         9,852
      12/31/94       9,325         9,771         9,771         9,998
      01/31/95       9,401         9,841         9,841        10,257
      02/28/95       9,669        10,121        10,121        10,656
      03/31/95       9,921        10,377        10,377        10,970
      04/30/95      10,391        10,868        10,868        11,292
      05/31/95      10,574        11,039        11,039        11,743
      06/30/95      10,865        11,345        11,345        12,015
      07/31/95      11,039        11,516        11,516        12,413
      08/31/95      11,318        11,807        11,807        12,409
      09/30/95      11,720        12,215        12,215        12,933
      10/31/95      11,594        12,074        12,074        12,887
      11/30/95      12,000        12,487        12,487        13,451
      12/31/95      12,162        12,248        12,647        13,711

+The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by Market capitalization with dividends reinvested. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.


AVERAGE ANNUAL                                    SINCE
TOTAL RETURN                   1 YEAR          INCEPTION*
--------------------------------------------------------
Class A
 NAV                            30.42%            21.59%
 POP                            24.23%            16.95%

Class B
 NAV                            29.44%            20.68%
 CDSC                           24.44%            17.61%

Class C
 NAV                            29.43%            20.67%

S&P 500 Index                   37.14%            28.72%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.


===============================================================================3
1995 ANNUAL REPORT

SAFECO ADVISOR EQUITY FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

SHARES OR                                            MARKET VALUE
PRINCIPAL AMOUNT                                          (000'S)
-----------------------------------------------------------------
COMMON STOCKS - 104.9%

Banking & Finance - 8.8%
     3,400     Chase Manhattan Corp........................  $206
     2,000     Citicorp....................................   134
     3,300     NationsBank Corp............................   230

Broadcast Media - 2.3%
     3,200     Viacom Inc., Class B........................   152

Chemicals - 2.2%
     2,000     Du Pont (EI) De Nemours & Co................   140

Computer Hardware - 1.2%
       900     Hewlett-Packard Co..........................    75

Computer Software - 2.7%
     2,000    *Microsoft Corp. ............................   175

Drugs & Hospital Supplies - 3.9%
       500     American Home Products Corp. ...............    48
     1,300     Schering-Plough Corp........................    71
     1,400     Warner-Lambert Co...........................   136

Electrical Equipment & Electronics - 8.2%
     3,000    *Advanced Micro Devices, Inc.................    50
     2,000     General Electric Co. .......................   144
     2,500     Intel Corp. ................................   142
     3,450     Motorola, Inc...............................   197

Entertainment - 1.8%
     2,000     Walt Disney Co..............................   118

Financial Services - 8.1%
     2,500     Federal National Mortgage
               Association.................................  $310
     6,000     Salomon, Inc. ..............................   213

Food & Tobacco - 11.3%
     3,000     American Brands, Inc........................   134
     4,100    *Dole Food Co., Inc..........................   144
     3,500     Philip Morris Cos., Inc.....................   317
     6,400     Smart & Final, Inc..........................   136

Homebuilding - 0.3%
     1,367    *Castle & Cooke, Inc.........................    23

Household Products - 3.9%
     2,000     Colgate-Palmolive Co........................   141
     4,800    *Paragon Trade Brands, Inc...................   112

Insurance - 7.7%
     4,000     American General Corp.......................   140
       750     American International Group, Inc...........    69
     5,000     Equitable Cos., Inc.........................   120
     3,400     Hartford Steam Boiler Inspection &
               Insurance Co................................   170

Leisure Time - 2.6%
     5,850     Polaris Industries, Inc.....................   172

Paper & Forest Products - 7.0%
     1,400     Georgia-Pacific Corp........................    96
     1,500     Kimberly-Clark Corp.........................   124
     2,250     Weyerhaeuser Co.............................    97
     2,400     Willamette Industries, Inc..................   135

                  See Notes to Financial Statements
4===============================================================================
                                                            SAFECO ADVISOR FUNDS

SHARES OR                                              MARKET VALUE
PRINCIPAL AMOUNT                                            (000'S)
-------------------------------------------------------------------
Petroleum & Petroleum Services - 11.4%
     2,000     Exxon Corp..................................    $160
     2,000     Mobil Corp..................................     224
     1,000     Royal Dutch Petroleum Co....................     141
     2,700     Texaco, Inc.................................     212

Real Estate Investment Trusts - 2.3%
     3,700     Crown American Realty Corp..................      29
     5,182     HGI Realty, Inc.............................     119

Retail - 8.8%
     4,500     Albertson's, Inc............................     148
     2,500     Gap, Inc....................................     105
     3,700     May Department Stores Co....................     156
     3,200    *NeoStar Retail Group, Inc...................      24
     6,000     Wal-Mart Stores, Inc........................     134

Telecommunications - 2.7%
     2,750     AT&T Corp...................................     178

Utilities-Electric Distribution - 1.9%
     5,200     Houston Industries, Inc.....................    $126

Utilities-Telephone - 5.8%
     5,950     Century Telephone Enterprise Co.............     189
     4,250     GTE Corp....................................     187
                                                             ------
TOTAL COMMON STOCKS........................................   6,803
                                                             ------
SHORT-TERM INVESTMENTS - 7.7%
Investment Companies:
  $501,857     Short-Term Investments Co.
               (Prime Portfolio)...........................     502
                                                             ------
TOTAL SHORT-TERM INVESTMENTS...............................     502
                                                             ------
TOTAL INVESTMENTS - 112.6%.................................   7,305
 Liabilities, less Other Assets............................    (817)
                                                             ------
NET ASSETS.................................................  $6,488
                                                             ======

*Non-income producing security.

                       See Notes to Financial Statements


===============================================================================5
1995 ANNUAL REPORT

SAFECO ADVISOR NORTHWEST FUND                       [PHOTO OF CHARLES R. DRIGGS]
MANAGER'S LETTER

February 1, 1996


The SAFECO Advisor Northwest Fund Class A shares delivered a 8.38% total return for the 12 months ended December 31, 1995. The B and C shares returned 7.57%.

      A fourth quarter reversal in technology stocks, the initial public offerings we added during the year, and individual poor performers discussed below held our returns under the Murphy Favre Northwest 50 Index. Taken together, the six IPOs we purchased were up 5.5% for the year. Our eight technology stocks which comprised 21% of net assets posted a 17.6% return. Meanwhile, the index gained 28.37%.

      Having experienced the ups and downs of establishing positions in the newly offered stock of REDHOOK ALE (a craft brewer distributed by Anheuser Busch), HART BREWING (ales and lagers that seem destined for national distribution), THRUSTMASTER (flight simulators, control systems and joy sticks), SEMITOOL (silicon wafer washer), R-B RUBBER (recycles used tires into rubber surfaces) and EMERITUS (assisted-living), I intend to give them time to grow.

      Our aging population makes assisted-living a growth industry, and coming from HILLHAVEN, Emeritus' management is well-qualified for success. Our other elder care stock, ASSISTED LIVING CONCEPTS was a top performer, up 32.9% in the last six months.

      During the latest six months, I added to our holdings in R-B Rubber, BARRETT BUSINESS (temporary and leased staff providers) and MONACO COACH when their prices fell into our buy-price range. Though Monaco was down 40% for the year on missed earnings, demographics point to increased motor home sales. And, completion of the announced acquisition of HOLIDAY RAMBLER would, in itself, more than double Monaco's sales.

      We initiated positions in LATTICE SEMICONDUCTOR, a company that designs and produces programmable logic devices, and EGGHEAD SOFTWARE, a specialty software retailer with 179 stores in the US and Canada as well as catalog sales.

      Despite recent poor performances, I'm hanging on to Egghead, as well as HOLLYWOOD ENTERTAINMENT and ARROW TRANSPORTATION. Egghead's turnaround plans seem sound. Hollywood merely experienced its first price correction since its stock was offered, and Arrow should recover nicely as sales grow to fill its expanded carrying capacity.

      As the period closed, I did abandon several laggards, liquidating our positions in: EAGLE HARDWARE (mortally wounded in the hardware store war), MK RAIL (outlook for parent Morrison Knudson is dismal) and MACHEEZMO MOUSE RESTAURANTS (couldn't sustain its healthy-fare niche).

      I sold all the VENCOR stock (the Kentucky-based acquirer of Hillhaven) and a portion of the NIKE stock for substantial gains.

      On December 31, 22.5% of the portfolio was invested in banks and savings & loans, which I expect to outperform the market in 1996 as they did in 1995. This group's prices based on earnings remain below historical values.

      MICROSOFT remains a core holding for us. This is a huge, but still growing, company that's done a great job capitalizing on computing trends. MENTOR GRAPHICS trades in sympathy with semiconductor stocks and, though it suffered in the fourth quarter, we expect continued long-term growth.

      I sold all of NIKE, which was up 26.8% in less than six months. NORDSTROM maintains its place as our portfolio's premier retailer.

      Picking up Pope and Talbot's diaper division, PARAGON is eliminating one of its major competitors and acquiring huge cost-saving potential.

      BOEING passed the bottom of its business cycle and made it to our top-performers list. Orders and production levels are increasing. I believe a Boeing rebound will benefit the service providers that populate our portfolio.

      On the whole, we invest in a regional economy that is diverse and strong. I view our portfolio as I do the Northwest economy -- with a great deal of upside potential. We've cleaned out the weak links and are holding shares of what we think are the Northwest's finest companies, priced to appreciate.

/s/ CHARLES R. DRIGGS

Charles R. Driggs

     Charles Driggs has 28 years in securities analysis in the Northwest. He joined SAFECO in 1984 as an equity analyst and became a fund manager in 1992. Driggs holds a B.S. in Investments from Portland State University in Oregon.


6===============================================================================
                                                            SAFECO ADVISOR FUNDS

SAFECO ADVISOR NORTHWEST FUND
HIGHLIGHTS
As of December 31, 1995

TOP TEN                                             PERCENT OF
HOLDINGS                                            NET ASSETS
--------------------------------------------------------------
US Bancorp                                                 6.8%
     (Bank)
Paragon Trade Brands, Inc.                                 5.7%
     (Disposable Diapers)
Lattice Semiconductor Corp.                                4.9%
     (Systems Software Developer)
Boeing Co.                                                 4.9%
     (Aerospace)
Nordstrom, Inc.                                            4.5%
     (Retail - Clothier)
Microsoft Corp.                                            4.1%
     (Personal Computer Software)
Mentor Graphics Corp.                                      4.1%
     (Electronic Design Software)
Washington Mutual Savings Bank                             3.7%
     (Savings & Loan)
Emeritus Corp.                                             3.3%
     (Elder Care)
Monaco Coach Corp.                                         3.2%
     (Motor Coach Manufacturer)

TOP FIVE                                               PERCENT
PERFORMERS (JULY TO DEC.)                               RETURN
--------------------------------------------------------------
Redhook Ale Brewery, Inc.                                 52.9%
     (Brewery)
Paragon Trade Brands, Inc.                                40.0%
     (Paper Products Manufacturer)
Assisted Living Concepts, Inc.                            32.9%
     (Elder Care)
*NIKE, Inc.                                               26.8%
     (Athletic & Leisure Footware & Apparel)
Boeing Co.                                                25.1%
     (Aerospace)

BOTTOM FIVE                                            PERCENT
PERFORMERS (JULY TO DEC.)                               RETURN
--------------------------------------------------------------
Arrow Transportation Co.                                 -56.5%
     (Transportation)
*Macheezmo Mouse Restaurants, Inc.                       -43.1%
     (Restaurants)
Egghead, Inc.                                            -38.6%
     (Retail Software)
Hollywood Entertainment Corp.                            -38.3%
     (Video Rental)
R-B Rubber Products, Inc.                                -36.8%
     (Rubber Products Manufacturer)

*Security sold, no longer in portfolio.

TOP FIVE                                            PERCENT OF
INDUSTRIES                                          NET ASSETS
--------------------------------------------------------------
Banking & Finance                                         13.2%
Electrical Equipment & Electronics                        11.8%
Retail - Other                                             9.9%
Savings & Loans/Savings Banks                              9.5%
Computer Software                                          8.6%



Performance Information
--------------------------------------------------------------------------------
[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Northwest 50 and the S&P 500 Index.]

   DATE         CLASS A      CLASS B      CLASS C        S&P      NW 50 INDEX
   ----         -------      -------      -------     ---------   -----------
 9/30/94          9,525       10,000       10,000      10,000       10,000
10/31/94          9,544       10,010       10,010      10,224        9,940
11/30/94          9,335        9,790        9,790       9,852        9,762
12/31/94          9,287        9,730        9,730       9,998        9,816
01/31/95          9,134        9,570        9,570      10,257        9,774
02/28/95          9,258        9,690        9,690      10,656       10,102
03/31/95          9,611       10,050       10,050      10,970       10,422
04/30/95          9,630       10,070       10,070      11,292       10,736
05/31/95          9,773       10,210       10,210      11,743       10,737
06/30/95         10,325       10,780       10,780      12,015       11,389
07/31/95         10,868       11,340       11,340      12,413       11,820
08/31/95         11,125       11,600       11,600      12,409       12,046
09/30/95         10,859       11,310       11,310      12,933       12,488
10/31/95         10,697       11,140       11,140      12,887       12,200
11/30/95         10,420       10,850       10,850      13,451       12,381
12/31/95         10,065       10,067       10,467      13,711       12,533







                      Investment Value as of Dec. 31, 1995

                                                      NW 50(TM)
   DATE         CLASS A      CLASS B      CLASS C      INDEX+        S&P 500
   ----         -------      -------      -------     ---------      -------
 9/30/94        $10,000      $10,000      $10,000     $10,000        $10,000
12/31/95         10,065       10,067       10,467      12,533         13,711



+The Northwest 50(TM) Index is an index of 50 Northwest companies weighted by their regional impact. The Standard & Poor's 500 Index is an unmanaged index of 500 stocks weighted by market capitalization with dividends reinvested. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                                  SINCE
TOTAL RETURN                   1 YEAR         INCEPTION*
-------------------------------------------------------
Class A
 NAV                             8.38%             4.51%
 POP                             3.23%             0.52%

Class B
 NAV                             7.57%             3.72%
 CDSC                            2.57%             0.54%

Class C
 NAV                             7.57%             3.72%

Northwest 50(TM) Index          27.68%            19.79%

S&P 500 Index                   37.14%            28.72%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.



===============================================================================7
1995 ANNUAL REPORT

SAFECO ADVISOR NORTHWEST FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

SHARES OR                                              MARKET VALUE
PRINCIPAL AMOUNT                                            (000'S)
-------------------------------------------------------------------
COMMON STOCKS - 98.2%

Aerospace - 4.9%
     3,300     Boeing Co.................................      $259

Autos - 3.2%
    19,000    *Monaco Coach Corp.........................       171

Banking & Finance - 13.2%
     5,280    *Cascade Bancorp...........................        90
    10,185     Northrim Bank.............................        83
    10,839     US Bancorp................................       364
    10,098     West Coast Bancorp, Inc...................       168

Beverages - 0.9%
     2,500    *Hart Brewing, Inc.........................        38
       300    *Redhook Ale Brewery, Inc..................         8

Building Materials - 5.5%
    10,000    *BMC West Corp.............................       147
     7,800     TJ International, Inc.....................       144

Chemicals - 0.8%
    15,000     Concep, Inc...............................        41

Commercial Services - 2.8%
    10,000    *Barrett Business Services, Inc............       147

Computer Software - 8.6%
    12,000    *Mentor Graphics Corp......................       219
     2,500    *Microsoft Corp............................       219
     3,500    *ThrustMaster, Inc.........................        23

Electrical Equipment & Electronics - 11.8%
    11,300    *Flir Systems, Inc.........................       138
     8,000    *Lattice Semiconductor Corp................       261
     5,000    *Merix Corp................................       150
     6,000    *Semitool, Inc.............................        78

Food - 2.7%
    19,000    *Wholesome & Hearty Foods, Inc.............       145

Health Care - 4.7%
     6,000    *Assisted Living Concepts, Inc.............        79
    15,000    *Emeritus  Corp............................       174

Household Products - 5.7%
    13,000    *Paragon Trade Brands, Inc.................       304

Industrial Products & Suppliers - 2.2%
    11,000     Univar Corp...............................      $120

Machinery Diversified - 1.6%
     9,200    *Flow International Corp...................        86

Paper & Forest Products - 2.3%
     7,700     Longview Fibre Co.........................       125

Pollution Control - 1.0%
    18,000    *R-B Rubber Products, Inc..................        54

Retail - Grocers - 5.9%
     4,800     Albertson's, Inc..........................       158
    18,000    *Carr-Gottstein Foods Co...................       104
     2,393     Quality Food Centers, Inc.................        53

Retail - Other - 9.9%
    15,000    *Egghead, Inc. ............................        97
     7,000    *Hollywood Entertainment Corp..............        59
     5,900     Nordstrom, Inc............................       239
     8,800    *Price/Costco, Inc.........................       134

Savings & Loans / Savings Banks - 9.5%
     7,000     Security Bancorp..........................       140
    12,100    *Sterling Financial Corp...................       166
     6,900     Washington Mutual Savings Bank............       199

Transportation - 1.0%
    43,000    *Arrow Transportation Co...................        54
                                                             ------
TOTAL COMMON STOCKS......................................     5,238
                                                             ------
SHORT-TERM INVESTMENTS - 3.8%

Investment Companies:
  $203,753     Short-Term Investments Co.
               (Prime Portfolio)........................        204
                                                             ------
TOTAL SHORT-TERM INVESTMENTS............................        204
                                                             ------
TOTAL INVESTMENTS - 102.0%..............................      5,442
 Liabilities, less Other Assets.........................       (107)
                                                             ------
NET ASSETS..............................................     $5,335
                                                             ------

*Non-income producing security.


                        See Notes to Financial Statements
8===============================================================================
                                                            SAFECO ADVISOR FUNDS

SAFECO ADVISOR
INTERMEDIATE-TERM TREASURY AND
U.S. GOVERNMENT FUNDS
MANAGER'S LETTER

February 1, 1996

[PHOTO OF MICHAEL C. KNEBEL]

Who would have guessed, following 1994, arguably the worst year for bonds in three generations, that 1995 would be so kind to fixed income investors? Benevolent, it was. The bond market came roaring back, producing handsome returns for patient investors.

      We began the year sounding a cautionary tone. The Federal Reserve was still raising short-term interest rates to avoid an overheated economy. As time moved on, the Fed's actions appear to have worked as planned: economic growth slowed in the second half of the year, but, more importantly, inflationary pressures, which had been building from late 1994 through May 1995, subsided significantly. (Inflation is a bond investor's worst enemy, as it erodes the purchasing power of bonds' principal and fixed income streams.)

      On these signs, the market continued to rally. Performance of both portfolios lagged the market in the early going due to our more defensive, lower-risk postures. As the year unfolded, however, we gradually increased the risk profiles of both portfolios by extending maturities, thus increasing the portfolios' interest-rate sensitivity (as measured by "duration"). As a result, returns (in both absolute and relative terms) improved in the second half.

THE SAFECO ADVISOR
INTERMEDIATE-TERM TREASURY FUND

      The Advisor Intermediate-Term Treasury Fund's annual return roughly matched the Lehman Brothers Government Corporate Intermediate-term Index. Class A shares returned 16.03%, Class B shares 15.17% and Class C shares 15.16% for the 12 months ending December 31, 1995. The Index posted a return of 15.33%. The average intermediate-term treasury fund was up 15.29% according to Lipper.

      By closely monitoring and then following the market trend (rather than anticipating where rates might go), we were able to capture much of the market's gain while carefully controlling the risk of the portfolio. On December 31 the fund's average maturity was 7.7 years compared to the index's 4.3 years.

THE SAFECO ADVISOR U.S. GOVERNMENT FUND

      With Class A shares returning 14.92% and Class B and Class C shares returning 14.07%, the Advisor U.S. Government Fund underperformed the Lehman Brothers Government Corporate Index which gained 19.24%.

      The unfavorable comparison is mainly due to our conservatism. We kept a shorter-than-average duration (sensitivity to interest rates) during the first half of the year. While performance improved in the second half, it was not sufficient to offset the first half's weak showing.

      Anticipating that little gains would be found in intermediate-range maturities, we had structured the fund with very short and very long bonds (a structure often called a "barbell"). Wanting to keep duration low, we overweighted the cash side. As interest rates declined, that cash simply couldn't keep pace with the gains being realized by intermediate and longer-term bonds. Despite abandoning the barbell and buying longer-term securities, the portfolio was unable to catch the rest of the field. The fund's average maturity, 9.2 years on December 31, is somewhat shorter than that of the index,
9.8 years.

WHAT CAN WE EXPECT FOR 1996?

      The temporary shutdown of many government agencies in recent weeks has delayed the release of many economic indicators, making forecasts more challenging than normal. That said, I'll venture this: conflicting factors will affect bond returns in the coming months. First, let's examine the good news for bonds:

-     Continued low inflation and the likely slow pace of economic growth.

- Moderate consumer spending and eroding confidence could be further dampened by corporate "downsizings" and this winter's storms.

- Government spending is forecast to grow more slowly than the overall economy.

- The Federal Reserve lowered short-term rates January 31 and is expected to ease further in the face of slow growth.

Significant risks to bond valuations in '96 include:

- Uncertainty over fiscal policy, specifically whether a balanced Federal budget can be achieved.

- Lower interest rates may reduce mortgage outlays enough to spur consumer spending, which ultimately could lead to higher interest rates.

      On balance, we think the environment for bond investors remains positive. However, repeating the astonishing returns of 1995 would take a significantly weaker economy than we foresee in 1996.

/s/ MICHAEL C. KNEBEL

Michael C. Knebel

      Mike Knebel has managed bond portfolios for SAFECO since 1989. Before that he managed municipal bond and money market funds for Lutheran Brotherhood. He holds an M.B.A. in Finance from the University of Minnesota, and is a Chartered Financial Analyst.


===============================================================================9
1995 ANNUAL REPORT

SAFECO ADVISOR
INTERMEDIATE-TERM TREASURY FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

WEIGHTED AVERAGE
MATURITY (IN YEARS)                             7.67
----------------------------------------------------

PRINCIPAL AMOUNT                        MARKET VALUE
(000'S)                                      (000'S)
----------------------------------------------------
U.S. GOVERNMENT AND
 AGENCY SECURITIES - 99.1%

U.S. Treasury Notes - 68.4%
   $3,525    6.25%, due 2/15/03...............$3,679
      140    6.00%, due 10/15/99..............   143

U.S. Treasury Principal Strips - 30.7%
      950    0.00%, due 8/5/05................   550
    1,985    0.00%, due 5/15/05............... 1,169
                                              ------
TOTAL U.S. GOVERNMENT SECURITIES.............. 5,541
                                              ------
SHORT-TERM INVESTMENTS - 1.3%

Investment Companies:
       74    Short-Term Investment Co.
             (Prime Portfolio)................    74
                                              ------
TOTAL SHORT-TERM INVESTMENTS..................    74
                                              ------
TOTAL INVESTMENTS - 100.4%.................... 5,615
                                              ------
 Liabilities, less Other Assets...............   (23)
                                              ------
NET ASSETS ...................................$5,592
                                              ======

         See Notes to Financial Statements



PERFORMANCE INFORMATION
----------------------------------------------------
GROWTH OF A $10,000 INVESTMENT OVER LIFE OF FUND

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Merrill Lynch Intermediate-Term Treasury Index.]


   DATE         CLASS A          CLASS B          CLASS C       MERRILL INDEX
   ----         -------          -------          -------       -------------
09/30/94          9,525           10,000           10,000           10,000
10/31/94          9,532           10,001           10,001           10,002
11/30/94          9,527            9,990            9,990            9,952
12/31/94          9,564           10,022           10,022            9,990
01/31/95          9,656           10,112           10,112           10,156
02/28/95          9,783           10,239           10,239           10,350
03/31/95          9,819           10,271           10,271           10,407
04/30/95          9,939           10,390           10,390           10,526
05/31/95         10,302           10,761           10,761           10,827
06/30/95         10,376           10,833           10,832           10,898
07/31/95         10,294           10,740           10,739           10,905
08/31/95         10,466           10,913           10,913           10,995
09/30/95         10,536           10,980           10,980           11,069
10/31/95         10,701           11,144           11,144           11,193
11/30/95         10,903           11,347           11,347           11,333
12/31/95         11,097           11,143           11,542           11,448



                     Investment Value as of Dec. 31, 1995


   DATE         CLASS A          CLASS B          CLASS C       MERRILL INDEX+
   ----         -------          -------          -------       ----------------
 9/30/94        $10,000          $10,000          $10,000          $10,000
12/31/95         11,097           11,143           11,542           11,448



+The Merrill Lynch Intermediate-Term Treasury Index is a representative total return benchmark for the fund. Investment returns are historical and not predictive of future performance. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                          SINCE
TOTAL RETURN             1 YEAR       INCEPTION*
------------------------------------------------
Class A
 NAV                     16.03%         13.00%
 POP                     10.51%          8.68%

Class B
 NAV                     15.17%         12.16%
 CDSC                    10.17%          9.04%

Class C
 NAV                     15.16%         12.16%

Merrill Lynch
 Intermediate-Term
 Treasury Index          14.59%         11.42%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.



10==============================================================================
                                                            SAFECO ADVISOR FUNDS

SAFECO ADVISOR
U.S. GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

WEIGHTED AVERAGE
MATURITY (IN YEARS)                             9.16
----------------------------------------------------

PRINCIPAL AMOUNT                        MARKET VALUE
(000'S)                                      (000'S)
----------------------------------------------------
U.S. GOVERNMENT AND AGENCY
    SECURITIES - 102.5%

U.S. Treasury Principal Strips - 21.4%
   $1,920    0.00%, due 5/15/05...............$1,131

U.S. Treasury Notes - 81.1%
    1,185    7.25%, due 5/15/16............... 1,353
      700    6.25%, due 2/15/03...............   730
    2,150    6.00%, due 10/15/99.............. 2,198
                                              ------
TOTAL U.S. GOVERNMENT AND
AGENCY SECURITIES............................. 5,412
                                              ------
SHORT-TERM INVESTMENTS - 0.7%

Investment Companies:
       37    Short-Term Investments Co.
             (Prime Portfolio)................    37
                                              ------
TOTAL SHORT-TERM INVESTMENTS..................    37
                                              ------
TOTAL INVESTMENTS - 103.2%.................... 5,449
 Liabilities, less Other Assets...............  (168)
                                              ------
NET ASSETS ...................................$5,281
                                              ======

         See Notes to Financial Statements



PERFORMANCE INFORMATION
----------------------------------------------------
GROWTH OF A $10,000 INVESTMENT OVER LIFE OF FUND

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Lehman Brothers Gov't Corp.]

                                                                  LEHMAN BROS
   DATE         CLASS A          CLASS B          CLASS C       GOV/CORP INDEX
   ----         -------          -------          -------       ----------------
09/30/94          9,525           10,000           10,000           10,000
10/31/94          9,540           10,009           10,009            9,849
11/30/94          9,563           10,027           10,027            9,838
12/31/94          9,619           10,079           10,079            9,820
01/31/95          9,711           10,170           10,170           10,009
02/28/95          9,808           10,265           10,265           10,241
03/31/95          9,853           10,305           10,305           10,310
04/30/95          9,941           10,392           10,392           10,453
05/31/95         10,281           10,739           10,739           10,891
06/30/95         10,372           10,828           10,828           10,978
07/31/95         10,258           10,703           10,703           10,935
08/31/95         10,428           10,873           10,873           11,075
09/30/95         10,517           10,959           10,959           11,188
10/31/95         10,689           11,131           11,131           11,353
11/30/95         10,878           11,321           11,321           11,540
12/31/95         11,054           11,098           11,498           11,710





                    Investment Value as of Dec. 31, 1995

   DATE         CLASS A          CLASS B          CLASS C       LEHMAN BROTHERS+
   ----         -------          -------          -------       ----------------
 9/30/94        $10,000          $10,000          $10,000          $10,000
12/31/95         11,054           11,098           11,498           11,710



+The Lehman Brothers Gov't Corp. Index is a representative total return benchmark for the fund. Investment returns are historical and not predictive of future performance. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                           SINCE
TOTAL RETURN             1 YEAR       INCEPTION*
------------------------------------------------
Class A
 NAV                     14.92%         12.65%
 POP                      9.46%          8.35%

Class B
 NAV                     14.07%         11.81%
 CDSC                     9.07%          8.69%

Class C
 NAV                     14.07%         11.81%

Lehman Brothers
 Gov't Corp. Index       19.24%         13.46%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.


==============================================================================11
1995 Annual Report

                           [PHOTO OF PAUL STEVENSON]


SAFECO ADVISOR GNMA FUND
MANAGER'S LETTER

February 1, 1996

     The SAFECO Advisor GNMA Fund Class A shares returned 15.28%, while Class B and Class C shares posted 14.43% for the 12 months ended December 31, 1995. Meanwhile the Lehman Brothers GNMA Index returned 17.05% and the Merrill Lynch GNMA Index posted 17.11%.

     The Fund's underperformance is fairly reflective of the emphasis we've maintained on current coupons of 30-year GNMA pass-throughs. In the first half of the year, the 30-year GNMAs in our portfolio with coupons in the 7.5% range didn't gain as much as other coupons and maturities. Still, over the course of the year, we did achieve handsome gains. Taken together, the U.S. fixed-income markets turned in their best results since 1985.

     The pass-through market (the primary sector in which this fund invests) had a relatively robust year with fairly straight forward, predictable results given the market conditions. The results of the different agencies were nearly identical and there was not much difference between the returns of 30-year and 15-year securities (3.44% versus 3.25% in the fourth quarter). The 15- and 30-year securities, however, clearly outperformed the intermediate 5- and 7-year balloons which mustered a 2.76% return in the fourth quarter.

     The most significant return differences among the longer GNMAs that dominate our portfolio were driven by perceived call, or prepayment, risk.

     When interest rates fall precipitously, refinancing of the home mortgages which back-up GNMA securities picks up, as individuals seize the opportunity to lower monthly payments and/or lock-in lower interest rates. Thus, the securities backed by lower-coupon mortgages (which are less likely to be prepaid and refinanced than higher-coupon mortgages) performed the best. For example, GNMA pass-throughs, backed with 6-1/2 to 7% mortgages, generated a 22.85% total return, those backed by 8-1/2 to 9% mortgages a 16.14% total return, and the premium 9-1/2 to 10% mortgages generated a 12.94% total return for the year ended December 31.

     Trading activity over the last six months was very light as I felt very comfortable remaining with the current strategy of being fully invested in 30-year GNMA pass-throughs, with minimum cash and an effective duration longer than that of the indexes. On December 31, our effective duration was 3.9 years versus 3.7 years for the Merrill Lynch GNMA Index.

     I did buy a small piece of a GNMA 30-year 8% pool, putting to work additional cash while slightly extending the portfolio's duration. This "seasoned" GNMA pool was issued in May 1987. In other words, the mortgage payers who make up this pool went through the 1991-1993 prepayment wave without refinancing, and may pass again in 1996-1997. Our feeling is that seasoned pools like these have less prepayment risk than newly issued pools of GNMAs, and thus, will provide superior returns.

     At the close of the year, the fund was 98% invested in 30-year GNMA pass-throughs, with 2% cash. Divided by mortgage rates, 65% of the fund's assets were invested in current coupons, 6% in discounts and 27% in "seasoned" premiums. The Fund's average coupon was 7.5% versus 8% for the index. I am favoring GNMAs with coupons slightly lower than the market as they are less likely to be refinanced.

     If the market continues to rally or we see further cuts in the short-term Federal Funds rate, I may trade our concentration in middle coupons for deeper discount pass-throughs and/or non-callable U.S. Treasuries. (U.S. Treasuries generally outperform securities subject to being prepaid when interest rates fall.)

     Meanwhile, as I keep an eye on conditions, I'm hopeful that the future holds more of the same rewards the U.S. financial markets brought investors in 1995.


/s/ Paul Stevenson
-------------------------
Paul Stevenson


     Paul Stevenson joined SAFECO in 1986 as a mortgage securities analyst. He became a fund manager in 1988. He holds an M.B.A. from the University of Washington and is a Chartered Financial Analyst.



12==============================================================================
                                                           SAFECO ADVISOR FUNDS

SAFECO ADVISOR GNMA FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

PRINCIPAL AMOUNT                        MARKET VALUE
(000'S)                                      (000'S)
----------------------------------------------------
U.S. GOVERNMENT AND AGENCY
    SECURITIES - 98.0%

Government National Mortgage
Association (GNMA) - 98.0%
     $909    9.50%, due 8/20/19...............  $964
      461    8.00%, due 4/15/17 - 10/15/22....   482
      898    7.50%, due 2/15/25...............   924
    2,535    7.00%, due 8/15/23 - 10/15/23.... 2,564
      349    6.50%, due 11/15/23..............   346
                                              ------
TOTAL U.S. GOVERNMENT AND
AGENCY SECURITIES                              5,280
                                              ------
SHORT-TERM INVESTMENTS - 2.2%

Investment Companies:
      119    Short-Term Investments Co.
             (Prime Portfolio)................   119
                                              ------
TOTAL SHORT-TERM INVESTMENTS..................   119
                                              ------
TOTAL INVESTMENTS - 100.2%.................... 5,399
 Liabilities, less Other Assets...............    (9)
                                              ------
NET ASSETS....................................$5,390
                                              ======

         See Notes to Financial Statements


PERFORMANCE INFORMATION
----------------------------------------------------
GROWTH OF A $10,000 INVESTMENT OVER LIFE OF FUND

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Merrill Lynch GNMA Index.]


   DATE         CLASS A          CLASS B          CLASS C        MERRILL INDEX
   ----         -------          -------          -------        -------------
09/30/94          9,525           10,000           10,000           10,000
10/31/94          9,471            9,937            9,937            9,993
11/30/94          9,381            9,836            9,836            9,968
12/31/94          9,457            9,910            9,910           10,074
01/31/95          9,647           10,103           10,103           10,292
02/28/95          9,855           10,314           10,314           10,567
03/31/95          9,899           10,354           10,354           10,619
04/30/95         10,016           10,470           10,470           10,770
05/31/95         10,298           10,758           10,758           11,092
06/30/95         10,350           10,805           10,805           11,164
07/31/95         10,333           10,781           10,781           11,192
08/30/95         10,476           10,923           10,923           11,312
09/30/95         10,549           10,993           10,993           11,429
10/31/95         10,645           11,085           11,085           11,524
11/30/95         10,770           11,209           11,209           11,650
12/31/95         10,902           10,940           11,339           11,798




                 Investment Value as of Dec. 31, 1995


   DATE         CLASS A          CLASS B          CLASS C        MERRILL INDEX+
   ----         -------          -------          -------       ----------------
 9/30/94        $10,000          $10,000          $10,000          $10,000
12/31/95         10,302           10,940           11,339           11,738



+The Merrill Lynch GNMA Index is a representative total return benchmark for the fund. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                           SINCE
TOTAL RETURN             1 YEAR       INCEPTION*
------------------------------------------------
Class A
 NAV                     15.28%         11.40%
 POP                      9.80%          7.15%

Class B
 NAV                     14.43%         10.58%
 CDSC                     9.43%          7.45%

Class C
 NAV                     14.43%         10.58%

Merrill Lynch
 GNMA Index              17.11%         14.15%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.



==============================================================================12
1995 ANNUAL REPORT

                          [PHOTO OF STEPHEN C. BAUER]



SAFECO ADVISOR MUNICIPAL BOND FUNDS
MANAGER'S LETTER

February 1, 1996

     Clearly, 1995 was one of the great bull market years in the history of tax-exempt bonds. As measured by the Lehman Brothers Long Municipal Bond Index, general long-term municipal bonds gained 17.46% compared to their ten-year average annual return, 11.25%. (The long-term SAFECO Advisor Municipal Bond Fund total returns for 1995 outpaced the index.)

     The strength of 1995 was particularly impressive in contrast to the severe bear market of 1994. Taken together, the two years exemplify the importance of maintaining a consistent, long-term approach to investing, and not panicking when things go bad.

     As good as 1995 was, municipal bonds should have done even better. All the technical indicators pointed to a banner year for municipal bonds: Demand was strong and new issue supply was dwindling.

     Instead, tax reform hit the news. A common feature of all the reform proposals was to make all investment returns tax free, thereby negating the tax-free value of municipal bonds. While the taxable bond market continued to rally, the tax-exempt market languished amid fears that municipal bonds would be severely devalued by a flat tax. The rise in long-term municipal values didn't keep pace with that of treasury bonds. Municipals came to yield 95% of the 30-year treasury by June 30 and closed 1995 yielding 93.5% of taxable treasury bonds.

     Although I don't think that tax reform, as proposed, will become law anytime soon, damage was done. That damage, however, contains the potential for tax-exempt bonds to outperform other bond types as municipals regain their proper relationship to taxable bonds.

     In the meantime -- yielding nearly 95% of taxable bonds on a pretax basis -- municipal bonds are at their relative cheapest point in seven years. This represents an unparalleled opportunity for yield and potential appreciation. Municipal bonds may be the best buy and the best performers of 1996.

     Although 1996 is unlikely to match 1995's largess, there is room for a fine performance. I see nothing to make me think interest rates will rise. A slow economy and modest inflation indicate a slight downward trend for long-term rates and this is good news for all bonds.

     Furthermore, this is an election year. Political rhetoric is likely to increase volatility in an already-nervous market. This is not a bad thing: Sharp changes in prices create opportunities for those of us who take a long view of things.

ADVISOR MUNICIPAL BOND FUND

     The first full calendar year gave the SAFECO Advisor Municipal Bond Fund a momentous start: Lipper Analytical Services ranked the Fund first of 225 similar funds for the time period. The average return for general municipal bond funds was 16.84%. Total return for Class A shares of the Advisor Municipal Bond Fund for the 12 months ended December 31, 1995, was 24.54%, Class B shares returned 24.01% and Class C shares, 23.63%.

     The excellent performance of the Fund was almost entirely due to the structure of its holdings. As 1995 began, the Fund was heavily weighted in long-maturity, very deep-discount bonds. Although I didn't purchase these bonds in anticipation of declining interest rates, they typically are (and in this case were) the best performers when interest rates fall.

     Not only was the price appreciation of these bonds unencumbered by the call features of higher coupon bonds, they were undervalued -- thanks to pricing discrepancies created in 1994 -- when we bought them.

     A look at the fund's top three and bottom three performers illustrates the value of deep-discount, call-protected bonds in a bull market. Three California bonds with 4.7% to 4.75% coupons appreciated 24.4% to 26.1%. In



14==============================================================================
                                                            SAFECO ADVISOR FUNDS
comparison, the bottom performers had higher coupons (5.75% to 6.2%) but were callable. They gained 15.3% to 15.7%.

SAFECO ADVISOR WASHINGTON FUND

     The SAFECO Advisor Washington Municipal Bond Fund Class A shares returned 19.75% for the year. Class B shares returned 18.76% and Class C shares 18.87%.

     The best performing bonds during the rally of 1995 were long-maturity, deep-discount bonds. The Fund's best performer was such a bond -- a King County 4.50%, due 1/1/24, appreciated 24.4% during 1995. Unfortunately, bonds like these are scarce in Washington.

     Still, I'm trying to add long-maturity, deep-discount bonds to the fund. In January 1995, I did trade an Everett School District bond priced below par (par equals 100) at 97.88 to yield 6.40% for a more deeply-discounted Seattle Drainage and Wastewater Revenue bond, priced $88.647 to yield 6.65%. (Both bonds were callable.)

     Besides the obvious .25% additional yield, the Fund got better performance out of the longer, more deeply-discounted Seattle bond. From the sale date to year end, the yield relationship between the two bonds remained the same, but the Everett bond increased 9.0%, while the Seattle bond was up 13.7%. The greater discount of the Seattle bond allowed it to appreciate faster.

     Going forward, I hope to further increase the discounts and lengthen the maturities in this Fund.

SAFECO ADVISOR INTERMEDIATE-TERM
MUNICIPAL BOND FUND

     Although intermediate-term bonds did not perform as spectacularly as long bonds, the SAFECO Advisor Intermediate-Term Municipal Bond Fund still had a good first year. The Class A shares returned 13.93%, while the Class B and Class C shares returned 13.09%. These returns beat by more than 1%, the average return for intermediate funds, which was 12.89% according to Lipper.

     The Fund outperformed because we were fully invested with an average maturity at the long-end of the intermediate range. Two of the best performing bonds in the Fund were the Washington Public Power Supply System 4.90%, due 7/1/04, up 14.6% in price, and the Detroit Sewer Rev 5.10%, due 7/1/04, up 13.1%. Both of these bonds had been deeply discounted at the beginning of the year.

     Throughout 1995 the shape of the yield curve was quite consistent and the differential between 5-year bonds and 10-year bonds was usually 50 basis points. I see no reason to think this will change, and plan to stay near the 10-year range to maximize current yield.


/s/Stephen C. Bauer
-----------------------------
Stephen C. Bauer

     Steve Bauer joined SAFECO in 1971 as a fixed-income analyst. He became a fund manager in 1981 and president of SAFECO Asset Management in January 1995. Bauer holds a B.S. in microbiology and an M.B.A. from the University of Washington.



==============================================================================15
1995 ANNUAL REPORT

SAFECO ADVISOR
MUNICIPAL BOND FUND
HIGHLIGHTS

As of December 31, 1995

WEIGHTED AVERAGE
MATURITY (IN YEARS)                                23.53
--------------------------------------------------------

TOP FIVE                                      PERCENT OF
TYPES OF BONDS                                NET ASSETS
--------------------------------------------------------
Electric Utilities - Combination                   18.8%
Utilities - Water                                  13.8%
Local G.O. - Unlimited Tax                          8.8%
Utilities - Sewer                                   8.5%
Toll Road                                           8.5%

TOP FIVE                                      PERCENT OF
HOLDINGS                                      NET ASSETS
--------------------------------------------------------
Colorado River (TX) Municipal Water District        5.3%
Wisconsin Public Power, Inc. System                 5.0%
San Antonio (TX) Electric and Gas Systems Revenue   4.9%
Phoenix (AZ) Civic Improvement Corp.                4.8%
Denver (CO) School District #1 General Obligation   4.8%

CREDIT RATING DISTRIBUTION (S&P RATING)
--------------------------------------------------------

[A pie chart, appears here illustrating the credit rating distribution (as rated by S&P) of the fund, as follows:]

                   A                31.8%
                   AA               21.2%
                   AAA              45.1%
                   Cash and Other    1.9%


PERFORMANCE OF FUND
--------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT OVER LIFE OF FUND

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Lehman Brothers Long Municipal Bond.]


   DATE         CLASS A          CLASS B          CLASS C          SHEARSON
   ----         -------          -------          -------       ----------------
09/30/94          9,525           10,000           10,000           10,000
10/31/94          9,354            9,814            9,814            9,693
11/30/94          9,222            9,670            9,670            9,437
12/31/94          9,510            9,965            9,965            9,772
01/31/95          9,906           10,373           10,373           10,202
02/28/95         10,409           10,894           10,894           10,617
03/31/95         10,462           10,943           10,943           10,745
04/30/95         10,422           10,895           10,895           10,740
05/31/95         11,012           11,504           11,504           11,197
06/30/95         10,671           11,141           11,142           10,991
07/31/95         10,703           11,167           11,168           11,047
08/31/95         10,912           11,378           11,379           11,203
09/30/95         10,953           11,414           11,414           11,291
10/31/95         11,274           11,741           11,741           11,507
11/30/95         11,655           12,178           12,141           11,748
12/31/95         11,844           11,957           12,230           11,931


                    INVESTMENT VALUE AS OF DEC. 31, 1995


   DATE         CLASS A          CLASS B          CLASS C       LEHMAN BROTHERS+
   ----         -------          -------          -------       ----------------
 9/30/94        $10,000          $10,000          $10,000          $10,000
12/31/95         11,844           11,957           12,320           11,931



+The Lehman Brothers Long Municipal Bond Index is a representative total return benchmark for the fund. Investment returns are historical and not predictive of future performance. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                           SINCE
TOTAL RETURN             1 YEAR       INCEPTION*
------------------------------------------------
Class A
 NAV                     24.54%         19.04%
 POP                     18.63%         14.50%

Class B
 NAV                     23.62%         18.16%
 CDSC                    18.62%         15.08%

Class C
 NAV                     23.62%         18.16%

Lehman Brothers Long
 Municipal Bond Index    23.62%         15.17%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.



16==============================================================================
                                                            SAFECO ADVISOR FUNDS

SAFECO ADVISOR INTERMEDIATE-TERM
MUNICIPAL BOND FUND
HIGHLIGHTS

As of December 31, 1995

WEIGHTED AVERAGE
MATURITY (IN YEARS)                                 8.01
--------------------------------------------------------

TOP FIVE                                      PERCENT OF
HOLDINGS                                      NET ASSETS
--------------------------------------------------------
Detroit (MI) Sewage Disposal System Revenue         5.2%
Cook County (IL) Community Consolidated School      5.0%
Benton (WA) School District #17 (Kennewick) Gene    5.0%
Washington Public Power System Nuclear              5.0%
New Madrid (MO) Power Plant Revenue                 5.0%

TOP FIVE                                      PERCENT OF
TYPES OF BONDS                                NET ASSETS
--------------------------------------------------------
Local G.O. - Unlimited Tax                          9.9%
Electric Utilities - Combination                    9.8%
Local G.O. - Limited Tax                            9.7%
Miscellaneous                                       9.6%
Utilities - Sewer                                   5.2%

CREDIT RATING DISTRIBUTION (S&P RATING)
--------------------------------------------------------
[A pie chart appears here illustrating the credit rating distribution (as rated by S&P) of the fund, as follows:]

                   A                14.2%
                   AA               18.0%
                   AAA              54.0%
                   Cash and Other    4.2%
                   Not Rated         4.8%


PERFORMANCE INFORMATION
--------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT OVER LIFE OF FUND

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Lehman Brothers 7-Year Municipal Bond Index.]

   DATE         CLASS A          CLASS B          CLASS C       LEHMAN BROTHERS
   ----         -------          -------          -------       ---------------
09/30/94          9,525           10,000           10,000           10,000
10/31/94          9,429            9,893            9,893            9,899
11/30/94          9,282            9,732            9,732            9,754
12/31/94          9,402            9,852            9,852            9,903
01/31/95          9,638           10,093           10,093           10,088
02/28/95          9,867           10,326           10,326           10,316
03/31/95          9,962           10,419           10,419           10,423
04/30/95          9,985           10,438           10,438           10,450
05/31/95         10,236           10,693           10,693           10,728
06/30/95         10,195           10,644           10,644           10,719
07/31/95         10,299           10,746           10,746           10,856
08/31/95         10,414           10,858           10,858           10,984
09/30/95         10,448           10,887           10,887           11,026
10/31/95         10,564           11,001           11,001           11,073
11/30/95         10,649           11,083           11,083           11,145
12/31/95         10,712           10,742           11,142           11,111


                     Investment Values as of Dec. 31, 1995

   DATE         CLASS A          CLASS B          CLASS C       LEHMAN BROTHERS+
   ----         -------          -------          -------       ----------------
09/30/94        $10,000          $10,000          $10,000          $10,000
12/31/95         10,712           10,742           11,142           11,111

+The Lehman Brothers 7-Year Municipal Bond Index is a representative total return benchmark for the fund. Investment returns are historical and not predictive of future performance. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                           SINCE
TOTAL RETURN             1 YEAR       INCEPTION*
------------------------------------------------
Class A
 NAV                     13.93%          9.85%
 POP                      8.52%          5.66%

Class B
 NAV                     13.09%          9.04%
 CDSC                     8.09%          5.89%

Class C
 NAV                     13.09%          9.04%

Lehman Brothers 7-Year
 Municipal Bond Index    12.20%          8.80%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.



==============================================================================17
1995 Annual Report

SAFECO ADVISOR WASHINGTON STATE
MUNICIPAL BOND FUND
HIGHLIGHTS

As of December 31, 1995

WEIGHTED AVERAGE
MATURITY (IN YEARS)                                     24.44
-------------------------------------------------------------

TOP FIVE                                           PERCENT OF
HOLDINGS                                           NET ASSETS
-------------------------------------------------------------
Port Angeles Water and Wastewater Utility Revenue        5.0%
Washington Health Care Facilities Authority (HMHB)       4.9%
Renton Water and Sewer Improvement Revenue               4.9%
Snohomish County Public Utility District #1              4.8%
King County Limited Tax General Obligation               4.8%

TOP FIVE                                           PERCENT OF
TYPES OF BONDS                                     NET ASSETS
-------------------------------------------------------------
Utilities - Water and Sewer                             19.0%
Hospital                                                18.2%
Electric Utilities - Combination                        13.4%
Utilities - Sewer                                        8.9%
Housing - Uninsured                                      8.1%

CREDIT RATING DISTRIBUTION (S&P RATING)
-------------------------------------------------------------
[A pie chart appears here illustrating the credit rating distribution (as rated by S&P) of the fund, as follows:]

                   A                 8.1%
                   AA               20.8%
                   AAA              64.1%
                   Cash and Other    2.2%
                   Not Rated         4.8%

PERFORMANCE INFORMATION
-------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT OVER LIFE OF FUND

[A graph appears here which illustrates the growth of a $10,000 investment in Class A, B, and C shares over the life of the fund in comparison to the Lehman Brothers Long Municipal Bond Index.]

  DATE          CLASS A          CLASS B          CLASS C         SHEARSON
  ----          -------          -------          -------         --------
09/30/94         9,525           10,000           10,000           10,000
10/31/94         9,318            9,776            9,776            9,693
11/30/94         9,177            9,622            9,622            9,437
12/31/94         9,436            9,888            9,888            9,772
01/31/95         9,782           10,244           10,244           10,202
02/28/95        10,189           10,654           10,664           10,617
03/31/95        10,232           10,702           10,702           10,745
04/30/95        10,202           10,664           10,664           10,740
05/31/95        10,616           11,090           11,090           11,197
06/30/95        10,424           10,883           10,883           10,991
07/31/95        10,466           10,919           10,919           11,047
08/31/95        10,626           11,080           11,080           11,203
09/30/95        10,686           11,136           11,136           11,291
10/31/95        10,888           11,339           11,340           11,507
11/30/95        11,150           11,605           11,605           11,748
12/31/95        11,300           11,343           11,754           11,931


                   Investment Value As of Dec. 31, 1995


   DATE         CLASS A          CLASS B          CLASS C       LEHMAN BROTHERS+
   ----         -------          -------          -------       ----------------
 9/30/94        $10,000          $10,000          $10,000          $10,000
12/31/95         11,300           11,343           11,754           11,931


+The Lehman Brothers Long Municipal Bond Index is a representative total return benchmark for the fund. Investment returns are historical and not predictive of future performance. Class A and Class B are calculated net of the maximum front-end or contingent deferred sales charge, respectively, and include the reinvestment of dividends and realized gains.

AVERAGE ANNUAL                           SINCE
TOTAL RETURN             1 YEAR       INCEPTION*
------------------------------------------------
Class A
 NAV                     19.75%         14.65%
 POP                     14.06%         10.27%

Class B
 NAV                     18.76%         13.72%
 CDSC                    13.76%         10.61%

Class C
 NAV                     18.87%         13.80%

Lehman Brothers Long
 Municipal Bond Index    22.09%         15.17%

*Inception date of fund was September 30, 1994.

Average Annual Returns including the Public Offering Price (POP) with the maximum 4.75% front-end sales charge on Class A Shares and the Contingent Deferred Sales Charge (CDSC) of 5% for one year and 4% for the life of fund on Class B Shares.

Investment returns are historical. Returns and principal value will fluctuate causing a gain or loss at sale.


18==============================================================================

                                                            SAFECO Advisor Funds

SAFECO ADVISOR MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

PRINCIPAL AMOUNT                        MARKET VALUE
(000'S)                                      (000'S)
----------------------------------------------------
BONDS - 98.1%

Arizona - 4.8%
     $300    Phoenix Civic Improvement Corp.
             Wastewater System Lease Revenue
             5.00%, due 7/01/18.................$287

California - 12.9%
      250    East Bay Regional Park District
             California General Obligation
             5.75%, due 9/01/16................. 253
      300    Los Angeles Wastewater System Revenue
             4.70%, due 11/01/19 [FGIC]* ....... 278
      250    Sacramento County Sanitation District
             Finance Authority
             4.75%, due 12/01/23 ..............  229

Colorado - 4.8%
      285    Denver School District #1
             General Obligation
             5.125%, due 12/01/12............... 284

Delaware - 4.7%
      300    Delaware River and Bay Authority Revenue
             4.75%, due 1/01/24 [MBIA].......... 281

Florida - 8.4%
      250    Orange County Sales Tax Revenue
             5.375%, due 1/01/24................ 245
      250    Orlando and Orange County Expressway
             Authority Junior Lien Revenue
             5.95%, due 7/01/23................. 254

Illinois - 4.8%
      250    Illinois Civic Center Revenue
             6.25%, due 12/15/20 [AMBAC]........ 284

Massachusetts - 4.6%
      275    Massachusetts Water Resources Authority
             General Revenue
             5.50%, due 3/01/17 ................ 271

Michigan - 3.9%
      250    Detroit Water Supply System Revenue
             4.75%, due 7/01/19 [FGIC] ......... 233

Nebraska - 4.8%
      300    Nebraska Public Power District
             Power Supply System Revenue
             5.00%, due 1/01/17 ................ 283

New York - 4.2%
      250    New York State Thruway Authority
             General Revenue
             5.50%, due 1/01/23 [FGIC].......... 249

Pennsylvania - 3.9%
      250    Pittsburgh Water and Sewer
             Authority Revenue
             4.75%, due 9/01/16 [FGIC].......... 233

Texas - 10.2%
      325    Colorado River Municipal Water District
             Water System Revenue
             5.15%, due 1/01/21 [AMBAC] ........ 314
      300    San Antonio Electric and Gas
             Systems Revenue
             5.00%, due 2/01/16 ................ 289

Utah - 3.9%
      250    Intermountain Power Agency
             Power Supply Revenue
             5.00%, due 7/01/21...............   231

Washington - 17.3%
      250    Everett School District #2
             Snohomish County
             Unlimited Tax General Obligation
             6.20%, due 12/01/12 [MBIA].......   267
      250    King County Housing Authority
             Pooled Housing Refunding Revenue
             6.80%, due 3/01/26 ..............   264
      250    Seattle Municipal Light and
             Power Revenue
             5.375%, due 11/01/18 ............   247
      250    Washington Health Care Facilities
             Authority Revenue (Empire Health
             Service, Spokane)
             5.625%, due 11/01/19 [MBIA]......   249

Wisconsin - 4.9%
      300    Wisconsin Public Power, Inc. System
             Power Supply System Revenue
             5.25%, due 7/01/21 [AMBAC].......   293
                                              ------
TOTAL BONDS .................................. 5,818
                                              ------
SHORT-TERM INVESTMENTS - 0.7%

Investment Companies:
 40      Aim Tax-Exempt Money Market
         Fund, Inc. ..........................    40
                                              ------
TOTAL SHORT-TERM INVESTMENTS..................    40
                                              ------
TOTAL INVESTMENTS - 98.8%..................... 5,858
                                              ------
 Other Assets, less Liabilities...............    72
                                              ------
NET ASSETS....................................$5,930
                                              ======


*The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio are: AMBAC -- AMBAC Indemnity Corp. (15.0% of portfolio), FGIC -- Financial Guaranty Insurance Corp. (16.7% of portfolio), and MBIA -- Municipal Bond Investors Assurance Corp. (13.4% of portfolio).

                        See Notes to Financial Statements



==============================================================================19
1995 Annual Report

SAFECO ADVISOR INTERMEDIATE-TERM MUNICIPAL
BOND FUND PORTFOLIO OF INVESTMENTS

As of December 31, 1995

PRINCIPAL AMOUNT                        MARKET VALUE
(000'S)                                      (000'S)
----------------------------------------------------
BONDS - 95.8%

California - 4.8%
     $250    California Housing Finance Agency
             Housing Revenue
             5.75%, due 8/01/03 [MBIA]*.........$259

District of Columbia - 4.4%
      220    District of Columbia University Revenue
             (Georgetown University Issue)
             6.30%, due 4/01/03................. 240

Illinois - 19.6%
      240    Chicago General Obligation
             6.20%, due 1/01/04 [AMBAC]......... 265
      250    Cook County Community Consolidated
             School District #21 (Wheeling)
             General Obligation Limited Tax
             5.80%, due 12/01/04 [AMBAC]........ 271
      240    Metropolitan Pier and Exposition Authority
             5.90%, due 6/15/03 [MBIA].......... 258
      250    Will County School District #161
             (Frankfort)
             5.75%, due 1/01/05 [FGIC].......... 267

Michigan - 5.2%
      270    Detroit Sewage Disposal System Revenue
             5.10%, due 7/01/04 [FGIC].......... 278

Missouri - 5.0%
      250    New Madrid Power Plant Revenue
             5.65%, due 6/01/03 [AMBAC]......... 268

Nevada - 4.7%
      235    Clark County Limited Tax General
             Obligation
             (Flood Control)
             6.30%, due 11/01/04 [AMBAC]........ 255

New Jersey - 4.8%
      240    New Jersey Turnpike Authority Revenue
             6.00%, due 1/01/05................. 257

North Carolina - 4.9%
      250    North Carolina Municipal Power Agency #1
             Catawba Electric Revenue
             5.90%, due 1/01/03 ................ 262

South Carolina - 4.9%
      245    Georgetown County, Pollution
             Control Revenue
             (International Paper Company Project)
             6.25%, due 6/15/05................. 266

Texas - 3.7%
      190    Texas General Obligation
             Veterans' Housing Assistance Program
             5.90%, due 6/01/04................. 197

Utah - 4.8%
      240    Utah State Board of Regents
             Student Loan Revenue
             5.45%, due 5/01/05................. 258

Washington - 24.6%
      250    Benton School District #17 (Kennewick)
             General Obligation
             5.70%, due 12/01/03 [AMBAC] ....... 269
      250    Conservation and Renewable Energy System
             Conservation Project Revenue
             5.85%, due 10/01/05 ............... 266
      250    Pasco Water and Sewer Revenue
             5.65%, due 6/01/03 [MBIA]........   267
      240    Seatac Local Option Transportation
             Tax Revenue
             5.75%, due 12/01/03 [MBIA].......   258
      270    Washington Public Power Supply System
             Nuclear Project #3 Revenue
             4.90%, due 7/01/04...............   269

Wisconsin - 4.4%
      200    Wisconsin Public Power, Inc.
             System Power Supply System Revenue
             7.50%, due 7/01/04...............   238
                                              ------
TOTAL BONDS .................................. 5,168
                                              ------
SHORT-TERM INVESTMENTS - 3.4%

Investment Companies:
    185 Aim Tax-Exempt Money Market
        Fund, Inc. ...........................   185
                                              ------
TOTAL SHORT-TERM INVESTMENTS..................   185
                                              ------
TOTAL INVESTMENTS - 99.2%..................... 5,353
 Other Assets, less Liabilities...............    43
                                              ------
NET ASSETS....................................$5,396
                                              ======

*The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio are: AMBAC -- AMBAC Indemnity Corp. (24.6% of portfolio), FGIC -- Financial Guaranty Insurance Corp. (10.1% of portfolio), and MBIA -- Municipal Bond Investors Assurance Corp. (19.3% of portfolio).

                       See Notes to Financial Statements



20==============================================================================
                                                           SAFECO Advisor Funds

SAFECO ADVISOR WASHINGTON MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS

As of December 31, 1995

PRINCIPAL AMOUNT                                    MARKET VALUE
(000'S)                                                  (000'S)
----------------------------------------------------------------
BONDS - 97.8%
   $250     Grant County Public Utility District #2
            Wanapum Hydroelectric Revenue
            6.375%, due 1/01/23.........................    $260

    200     King County Housing Authority
            Pooled Housing Refunding Revenue
            6.80%, due 3/01/26..........................     211

    320     King County Limited Tax General Obligation
            4.50%, due 1/01/24..........................     278

    250     Klickitat County Public Utility District #1
            Electric Revenue
            5.75%, due 10/01/27.........................     253

    250     Municipality of Metropolitan
            Seattle Sewer Revenue
            6.30%, due 1/01/33 [MBIA]*..................     265

    260     Port Angeles Water and Wastewater
            Utility Revenue
            6.75%, due 11/01/24 [MBIA]..................     291

    175     Port of Seattle Revenue
            6.25%, due 11/01/17.........................     184

    285     Renton Water and Sewer
            Improvement Revenue
            5.375%, due 4/01/13.........................     282

    250     Richland Water and Sewer Revenue
            6.25%, due 4/01/12 [MBIA]...................     264

    250     Seattle Drainage and Wastewater Utility
            Improvement Revenue
            5.75%, due 12/01/22.........................     252

    250     Seattle Municipal Light and Power Revenue
            5.375%, due 11/01/18........................     247

    250     Seattle Water System Revenue
            5.50%, due 6/01/18..........................     250

    285     Snohomish County Public Utility District #1
            Generation System Revenue
            5.50%, due 1/01/20 [FGIC]...................     280

    250     Spokane Public Facility District Revenue
            (Arena Project)
            6.50%, due 1/01/18 [AMBAC]..................     270

    250     Walla Walla Water and Sewer Revenue
            6.20%, due 8/01/12 [MBIA]...................    $267

    250     Washington Certificates of Participation
            (State Office Building Project)
            6.00%, due 4/01/12 [MBIA]...................     261

    250     Washington Health Care Facilities Authority
            Revenue (Empire Health Service Spokane)
            5.625%, due 11/01/19 [MBIA].................     249

    250     Washington Health Care Facilities Authority
            Revenue (Group Health)
            6.25%, due 12/01/21 [MBIA]..................     262

    290     Washington Health Care Facilities Authority
            Revenue (Harrison Memorial
            Hospital, Bremerton)
            5.40%, due 8/15/23 [AMBAC]..................     285

    250     Washington Health Care Facilities Authority
            Revenue (Swedish Hospital Medical Center)
            6.30%, due 11/15/22 [AMBAC].................     265

    250     Washington Public Power Supply System
            Nuclear Project #1 Revenue
            5.70%, due 7/01/17 [MBIA]...................     252

    250     Washington State Housing Finance Commission
            Revenue (Horizon House Project)
            6.125%, due 7/01/27 [MBIA]..................     256
                                                          ------

TOTAL BONDS ............................................   5,684
                                                          ------

SHORT-TERM INVESTMENTS - 1.6%

Investment Companies:
 94 Aim Tax-Exempt Money Market Fund, Inc...............      94
                                                          ------

TOTAL SHORT-TERM INVESTMENTS............................      94
                                                          ------

TOTAL INVESTMENTS - 99.4%...............................   5,778
 Other Assets, less Liabilities.........................      37
                                                          ------

NET ASSETS..............................................  $5,815
                                                          ======

* The provider of the guarantee of timely payment of both principal and interest is identified in the brackets at the end of each bond description. The guarantors applicable to this portfolio are: AMBAC -- AMBAC Indemnity Corp. (14.1% of portfolio), FGIC -- Financial Guaranty Insurance Corp. (4.8% of portfolio), and MBIA -- Municipal Bond Investors Assurance Corp. (40.7% of portfolio).


                       See Notes to Finanacial Statements

==============================================================================21
1995 ANNUAL REPORT

STATEMENTS OF ASSETS & LIABILITIES
As of December 31, 1995

                                                              SAFECO ADVISOR       SAFECO ADVISOR      SAFECO ADVISOR
                                                                  EQUITY              NORTHWEST       INTERMEDIATE-TERM
                                                                   FUND                 FUND            TREASURY FUND
-----------------------------------------------------------------------------------------------------------------------
                                    -- (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS) --
Assets
   Investments, at Value
      Common Stocks (Identified Cost $6,120 and
       $5,077, respectively)                                       $6,803               $5,238
      U.S. Government and Agency Obligations
       (Identified Cost $5,132, $5,131 and
       $4,948, respectively)                                                                                 $5,541
      Municipal Bonds (Identified Cost $4,904,
       $4,787 and $5,064, respectively)
      Short-Term Investments                                          502                  204                   74
                                                                   ------               ------               ------
        Total Investments                                           7,305                5,442                5,615

   Receivables
      Dividends and Interest                                           14                    5                   84
      Trust Shares Sold                                                46                 --                     12
      Investment Securities Sold                                     --                     54                 --
   Deferred Organization Expense                                       22                   22                   22
                                                                   ------               ------               ------
      Total Assets                                                  7,387                5,523                5,733
                                                                   ------               ------               ------
Liabilities
   Payables
      Dividends                                                       618                   94                  102
      Investment Securities Purchased                                 239                   54                 --
      Organization Expense                                             22                   22                   22
      Other                                                            16                   15                   15
      Investment Advisory Fees                                          4                    3                    2
      Trust Shares Redeemed                                          --                   --                   --
                                                                   ------               ------               ------
       Total Liabilities                                              899                  188                  141
                                                                   ------               ------               ------
Net Assets                                                         $6,488               $5,335               $5,592
                                                                   ======               ======               ======
   Class A:
      Net Assets                                                   $2,363               $1,850               $1,946
                                                                   ------               ------               ------
      Shares Outstanding                                              208                  178                  180
                                                                   ------               ------               ------
      Net Asset Value and Redemption Price Per Share               $11.35               $10.38               $10.79
                                                                   ======               ======               ======
      Maximum Offering Price Per Share (Net Asset
      Value Plus Sales Charge of 4.75%)                            $11.92               $10.90               $11.33
                                                                   ======               ======               ======
   Class B:
      Net Assets                                                   $1,955               $1,740               $1,799
                                                                   ------               ------               ------
      Shares Outstanding                                              173                  169                  167
                                                                   ------               ------               ------
      Net Asset Value and Offering Price Per Share                 $11.35               $10.28               $10.80
                                                                   ======               ======               ======
   Class C:
      Net Assets                                                   $2,170               $1,745               $1,847
                                                                   ------               ------               ------
      Shares Outstanding                                              191                  170                  171
                                                                   ------               ------               ------
      Net Asset Value, Offering Price and

      Redemption Price Per Share                                   $11.34               $10.28               $10.80
                                                                   ======               ======               ======

      See Notes to Financial Statements

22==============================================================================
                                                            SAFECO ADVISOR FUNDS

                                                                      SAFECO ADVISOR        SAFECO ADVISOR
SAFECO ADVISOR          SAFECO ADVISOR         SAFECO ADVISOR        INTERMEDIATE-TERM        WASHINGTON
U.S. GOVERNMENT              GNMA                 MUNICIPAL           MUNICIPAL BOND        MUNICIPAL BOND
     FUND                    FUND                 BOND FUND                FUND                  FUND
----------------------------------------------------------------------------------------------------------
     $5,412                 $5,280                   --                     --                     --

       --                     --                   $5,818                 $5,168                 $5,684

         37                    119                     40                    185                     94
     ------                 ------                 ------                 ------                 ------
      5,449                  5,399                  5,858                  5,353                  5,778

         54                     31                    107                     75                     97

       --                     --                     --                     --                     --

       --                     --                     --                     --                     --

         22                     22                     22                     22                     22
     ------                 ------                 ------                 ------                 ------
      5,525                  5,452                  5,987                  5,450                  5,897
     ------                 ------                 ------                 ------                 ------

        205                     22                     17                     15                     27

       --                     --                     --                     --                     --

         22                     22                     22                     22                     22

         14                     15                     15                     15                     15
          3                      3                      3                      2                      3
       --                     --                     --                     --                       15
     ------                 ------                 ------                 ------                 ------
        244                     62                     57                     54                     82
     ------                 ------                 ------                 ------                 ------
     $5,281                 $5,390                 $5,930                 $5,396                 $5,815
     ======                 ======                 ======                 ======                 ======

     $1,761                 $1,838                 $1,964                 $1,786                 $1,911
     ------                 ------                 ------                 ------                 ------
        167                    173                    167                    167                    170
     ------                 ------                 ------                 ------                 ------
     $10.56                 $10.62                 $11.78                 $10.71                 $11.20
     ======                 ======                 ======                 ======                 ======

     $11.09                 $11.15                 $12.37                 $11.24                 $11.76
     ======                 ======                 ======                 ======                 ======

     $1,760                 $1,770                 $1,989                 $1,785                 $1,970
     ------                 ------                 ------                 ------                 ------
        167                    166                    169                    167                    176
     ------                 ------                 ------                 ------                 ------
     $10.56                 $10.62                 $11.78                 $10.71                 $11.19
     ======                 ======                 ======                 ======                 ======

     $1,760                 $1,782                 $1,977                 $1,825                 $1,934
     ------                 ------                 ------                 ------                 ------
        166                    168                    167                    170                    173
     ------                 ------                 ------                 ------                 ------

     $10.56                 $10.62                 $11.78                 $10.71                 $11.20
     ======                 ======                 ======                 ======                 ======

==============================================================================23
1995 ANNUAL REPORT

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1995

                                                           SAFECO ADVISOR             SAFECO ADVISOR             SAFECO ADVISOR
                                                               EQUITY                    NORTHWEST              INTERMEDIATE-TERM
                                                                FUND                       FUND                   TREASURY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                        -- (IN THOUSANDS) --
Investment Income
   Dividends                                                $         163              $           44                      --
   Interest                                                            18                          14             $         340
                                                           --------------              --------------             -------------
  Total Investment Income                                             181                          58                       340
                                                           --------------              --------------             -------------
Expenses
   Investment Advisory Fees                                            43                          39                        32
   Shareholder Service Fees                                            15                          14                        13
   Distribution Fees - Class B                                         14                          13                        13
   Distribution Fees - Class C                                         14                          13                        13
   Registration and Filing Fees                                        24                          23                        24
   Legal and Auditing Fees                                             13                          13                        13
   Amortization of Organization Expenses                                6                           6                         6
   Custodian Fees                                                      16                           6                         3
   Trustees' Fees                                                       3                           3                         3
                                                           --------------              --------------             -------------
     Total Expenses                                                   148                         130                       120
     Expenses Reimbursed by Advisor (Note 4)                          (24)                        (23)                      (24)
                                                           --------------              --------------             -------------
     Net Expenses                                                     124                         107                        96
                                                           --------------              --------------             -------------
Net Investment Income (Loss)                                           57                         (49)                      244
                                                           --------------              --------------             -------------
Net Realized and Unrealized Gain (Loss) on Investments
   Net Realized Gain (Loss) on Investments                            678                         145                        86
   Net Change in Unrealized Appreciation                              802                         283                       443
                                                           --------------              --------------             -------------
Net Gain on Investments                                             1,480                         428                       529
                                                           --------------              --------------             -------------
Net Change in Net Assets Resulting from Operations         $        1,537              $          379             $         773
                                                           ==============              ==============             =============

See Notes to Financial Statements

24==============================================================================
                                                            SAFECO ADVISOR FUNDS

                                                                            SAFECO ADVISOR          SAFECO ADVISOR
  SAFECO ADVISOR          SAFECO ADVISOR           SAFECO ADVISOR         INTERMEDIATE-TERM           WASHINGTON
  U.S. GOVERNMENT              GNMA                   MUNICIPAL             MUNICIPAL BOND           MUNICIPAL BOND
       FUND                    FUND                   BOND FUND                  FUND                     FUND
-------------------------------------------------------------------------------------------------------------------
        --                       --                       --                       --                       --

     $   321                  $   393                  $   322                  $   286                  $   332
     -------                  -------                  -------                  -------                  -------
         321                      393                      322                      286                      332
     -------                  -------                  -------                  -------                  -------

          30                       30                       32                       30                       32
          13                       13                       14                       13                       14
          13                       13                       14                       13                       14
          13                       13                       13                       13                       13
          23                       23                       23                       23                       23
          13                       13                       13                       13                       13
           6                        6                        6                        6                        6
           3                        4                        3                        3                        4
           3                        3                        3                        3                        3
     -------                  -------                  -------                  -------                  -------
         117                      118                      121                      117                      122
         (23)                     (23)                     (23)                     (23)                     (23)
     -------                  -------                  -------                  -------                  -------

          94                       95                       98                       94                       99
     -------                  -------                  -------                  -------                  -------

         227                      298                      224                      192                      233
     -------                  -------                  -------                  -------                  -------

         191                      (16)                       8                     --                         32
         285                      434                      938                      458                      689
     -------                  -------                  -------                  -------                  -------

         476                      418                      946                      458                      721
     -------                  -------                  -------                  -------                  -------

     $   703                  $   716                  $ 1,170                  $   650                  $   954
     =======                  =======                  =======                  =======                  =======


==============================================================================25
1995 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SAFECO ADVISOR            SAFECO ADVISOR           SAFECO ADVISOR
                                                               EQUITY                   NORTHWEST            INTERMEDIATE-TERM
                                                                FUND                      FUND                 TREASURY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                           -- (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS) --

                                                      1995(1)        1994(2)    1995(1)         1994(2)   1995(1)         1994(2)
                                                     -----------------------    -----------------------   -----------------------
Operations
   Net Investment Income (Loss)                      $    57         $     9    $   (49)        $    (9)  $   244         $    49
   Net Realized Gain (Loss) on
    Investments                                          678            --          145            --          86              (2)
   Net Change in Unrealized
    Appreciation (Depreciation)                          802            (119)       283            (122)      443             (34)
                                                     -----------------------    -----------------------   -----------------------
   Net Change in Net Assets
    Resulting from Operations                          1,537            (110)       379            (131)      773              13
                                                     -----------------------    -----------------------   -----------------------
   Distributions to Shareholders from
    Net Investment Income - Class A                      (30)             (5)      --              --         (93)            (19)
    Net Investment Income - Class B                      (13)             (2)      --              --         (75)            (15)
    Net Investment Income - Class C                      (14)             (2)      --              --         (76)            (15)
    Net Realized Gain on Investments - Class A          (242)           --          (33)           --         (29)           --
                                     - Class B          (207)           --          (31)           --         (27)           --
                                     - Class C          (228)           --          (32)           --         (28)           --
                                                     -----------------------    -----------------------   -----------------------
       Total                                            (734)             (9)       (96)           --        (328)            (49)
                                                     -----------------------    -----------------------   -----------------------
   Net Trust Share Transactions
    Class A                                              454           1,668        121           1,668       139           1,667
    Class B                                               61           1,669         28           1,667      --             1,667
    Class C                                              278           1,674         30           1,669        34           1,676
                                                     -----------------------    -----------------------   -----------------------
       Total                                             793           5,011        179           5,004       173           5,010
                                                     -----------------------    -----------------------   -----------------------
   Total Change in Net Assets                          1,596           4,892        462           4,873       618           4,974
   Net Assets at Beginning of Period                   4,892            --        4,873            --       4,974            --
                                                     -----------------------    -----------------------   -----------------------
   Net Assets at End of Period                       $ 6,488         $ 4,892    $ 5,335         $ 4,873   $ 5,592         $ 4,974
                                                     =======================    =======================   =======================
OTHER INFORMATION
Increase in Fund Shares and Amounts

Shares
    Sales                                                 65             501*        17             501*       23             501*
    Reinvestments                                          7            --            1            --           1            --
    Redemptions                                           (1)           --           (1)           --          (7)           --
                                                     -----------------------    -----------------------   -----------------------
    Net Change                                            71             501         17             501        17             501
                                                     =======================    =======================   =======================
Amounts
    Sales                                            $   731         $ 5,011*   $   180         $ 5,004*  $   234         $ 5,010*
    Reinvestments                                         78            --            3            --           7            --
    Redemptions                                          (16)           --           (4)           --         (68)           --
                                                     -----------------------    -----------------------   -----------------------
    Net Change                                       $   793         $ 5,011    $   179         $ 5,004   $   173         $ 5,010
                                                     =======================    =======================   =======================

(1) For the year ended December 31, 1995.

(2) For the period from September 30, 1994 (Commencement of Operations) to December 31, 1994.

  * Includes 500,000 shares purchased for $5,000,000 by SAFECO Corporation.

 ** Includes 500,000 shares purchased for $5,000,000 by SAFECO Asset Management
    Company, the Fund's investment advisor.

See Notes to Financial Statements

26=============================================================================
                                                            SAFECO ADVISOR FUNDS

                                                                                 SAFECO ADVISOR               SAFECO ADVISOR
   SAFECO ADVISOR            SAFECO ADVISOR           SAFECO ADVISOR            INTERMEDIATE-TERM               WASHINGTON
   U.S. GOVERNMENT                GNMA                   MUNICIPAL                MUNICIPAL BOND               MUNICIPAL BOND
        FUND                      FUND                   BOND FUND                    FUND                         FUND
--------------------------------------------------------------------------------------------------------------------------------

 1995(1)     1994(2)     1995(1)      1994(2)       1995(1)      1994(2)        1995(1)      1994(2)        1995(1)      1994(2)
--------------------     --------------------       --------------------        --------------------        --------------------
$   227      $    48     $   298      $    57       $   224      $    35        $   192      $    29        $   233      $    37

    191           (3)        (16)           1             8          (27)          --            (24)            32          (21)

    285           (4)        434         (102)          938          (24)           458          (77)           689          (69)
--------------------     --------------------       --------------------        --------------------        --------------------

    703           41         716          (44)        1,170          (16)           650          (72)           954          (53)
--------------------     --------------------       --------------------        --------------------        --------------------

    (84)         (18)       (110)         (21)          (84)         (14)           (72)         (12)           (86)         (14)
    (71)         (15)        (94)         (18)          (70)         (11)           (60)          (9)           (74)         (11)
    (71)         (15)        (94)         (18)          (70)         (10)           (60)          (8)           (73)         (12)
    (63)        --          --             (1)         --           --             --           --               (3)        --
    (63)        --          --           --            --           --             --           --               (4)        --
    (63)        --          --           --            --           --             --           --               (3)        --
--------------------     --------------------       --------------------        --------------------        --------------------
   (415)         (48)       (298)         (58)         (224)         (35)          (192)         (29)          (243)         (37)
--------------------     --------------------       --------------------        --------------------        --------------------

   --          1,667          63        1,667             0        1,667           --          1,667             41        1,667
   --          1,667        --          1,667            23        1,667           --          1,667             64        1,696
   --          1,666          11        1,666            12        1,666             39        1,666              2        1,724
--------------------     --------------------       --------------------        --------------------        --------------------
   --          5,000          74        5,000            35        5,000             39        5,000            107        5,087
--------------------     --------------------       --------------------        --------------------        --------------------
    288        4,993         492        4,898           981        4,949            497        4,899            818        4,997

  4,993         --         4,898         --           4,949         --            4,899         --            4,997         --
--------------------     --------------------       --------------------        --------------------        --------------------
$ 5,281      $ 4,993     $ 5,390      $ 4,898       $ 5,930      $ 4,949        $ 5,396      $ 4,899        $ 5,815      $ 4,997
====================     ====================       ====================        ====================        ====================
   --            500*          7          500*            3          500**            4          500**           11          509**
   --           --          --           --            --           --             --           --                1         --
   --           --          --           --            --           --             --           --               (1)        --
--------------------     --------------------       --------------------        --------------------        --------------------
   --            500           7          500             3          500              4          500             11          509
====================     ====================       ====================        ====================        ====================

$  --        $ 5,000*    $    70      $ 5,000*      $    35      $ 5,000**      $    39      $ 5,000**      $   114      $ 5,087**
   --           --             4         --            --           --             --           --                8         --
   --           --          --           --            --           --             --           --              (15)        --
--------------------     --------------------       --------------------        --------------------        --------------------
$  --        $ 5,000     $    74      $ 5,000       $    35      $ 5,000        $    39      $ 5,000        $   107      $ 5,087
====================     ====================       ====================        ====================        ====================

==============================================================================27
1995 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES

        The SAFECO Advisor Series Trust ("Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of the SAFECO Advisor Equity Fund ("Advisor Equity"), SAFECO Advisor Northwest Fund ("Advisor Northwest"), SAFECO Advisor Intermediate-Term Treasury Fund ("Advisor Intermediate Treasury"), SAFECO Advisor U.S. Government Fund ("Advisor U.S. Government"), SAFECO Advisor GNMA Fund ("Advisor GNMA"), SAFECO Advisor Municipal Bond Fund ("Advisor Municipal"), SAFECO Advisor Intermediate-Term Municipal Bond Fund ("Advisor Intermediate Municipal"), SAFECO Advisor Washington Municipal Bond Fund ("Advisor Washington") (together "the Advisor Funds," or "the Funds"). Prior to commencement of operations (September 30, 1994), the Funds had no activities other than organizational matters and activities related to the initial public offering. Each Fund issues three classes of stock. Each class represents an interest in the same assets of a fund and the classes are identical except for differences in their sales charge structure and ongoing distribution charges. Class B shares automatically convert to Class A shares approximately eight years after initial issuance. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class bears different distribution charges and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      SECURITY VALUATION. Investments in equity securities are valued at the last-reported sales price, unless there are no transactions, in which case they are valued at the last-reported bid price. Investments in bonds are stated on the basis of valuations provided by a pricing service, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments purchased at par are valued at cost. All other short-term investments are valued at amortized cost.

      SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. The cost of the portfolios is the same for financial statement and federal income tax purposes. Realized gains and losses from security transactions are determined using the identified cost basis.

      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Securities purchased on a when-issued or delayed basis may be settled a month or more after the trade date. The securities purchased are carried in the portfolio at market and are subject to market fluctuation during this period. These securities begin earning interest on the settlement date. As commitments to purchase when-issued securities become fixed, the Fund establishes a segregated asset account equal to the total obligation.

      INCOME RECOGNITION. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest is accrued on bonds and short-term investments daily. Bond premiums and original issue discounts and market discounts on taxable bonds are amortized to either call or maturity dates. Market discount on municipal bonds purchased after April 30, 1993, if any, is recorded as taxable income at disposition.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. For the Advisor Equity and Advisor Northwest Funds, net investment income is declared as a dividend to shareholders as of the last business day (ex-dividend date) of March, June, September and December. For all other Advisor Funds, net investment income is declared as a dividend to shareholders of record as of the close of each business day and payment is made as of the last business day of each month. For all Advisor Funds, net gains realized from security transactions, if any, are normally distributed to shareholders at the end of December.

      FEDERAL INCOME AND EXCISE TAXES. The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable income to their shareholders in a manner which results in no tax to the Funds. Therefore, no federal income or excise tax provision is required. In addition, the Advisor Municipal, Advisor Intermediate Municipal, and Advisor Washington Funds intend to satisfy conditions which will enable them to pay dividends which, for shareholders, are exempt from Federal income taxes. Any portion of dividends representing net short-term capital gains, however, is not exempt and will be treated as taxable dividends for Federal income tax purposes. In addition, income which is derived from amortization on bonds purchased below their issued price after April 30, 1993, will be treated as ordinary income for Federal income tax purposes.

28==============================================================================
                                                            SAFECO ADVISOR FUNDS

2.   INVESTMENT TRANSACTIONS

                                                                                                     SAFECO              SAFECO
                                                               SAFECO           SAFECO               ADVISOR             ADVISOR
                                                               ADVISOR          ADVISOR           INTERMEDIATE-           U.S.
                                                               EQUITY          NORTHWEST              TERM             GOVERNMENT
                                                                FUND             FUND             TREASURY FUND           FUND
---------------------------------------------------------------------------------------------------------------------------------
-- (IN THOUSANDS) --
Purchases for the Year Ended December 31, 1995
 (including $0, $0, $5,204, and $7,792, respectively,
 of U.S. Government obligations)                            $      7,407      $     1,949          $     5,204         $     7,792
                                                            ============      ===========          ===========         ===========
Sales for the Year Ended December 31, 1995
 (including $0, $0, $5,088, and $7,726, respectively,
 of U.S. Government obligations)                            $      6,892      $     1,657          $     5,088         $     7,726
                                                            ============      ===========          ===========         ===========
Unrealized Appreciation (Depreciation) at
 December 31, 1995
Aggregate Gross Unrealized Appreciation for
 Investment Securities in Which There is an Excess
 of Value Over Identified Cost                              $        874      $       759          $       409         $       281
Aggregate Gross Unrealized Depreciation for
 Investment Securities in Which There is an Excess
 of Identified Cost Over Value                                      (191)            (598)                --                  --
                                                            ------------      -----------          -----------         -----------
  Net Unrealized Appreciation                               $        683      $       161          $       409         $       281
                                                            ============      ===========          ===========         ===========


                                                                                                 SAFECO ADVISOR          SAFECO
                                                               SAFECO           SAFECO            INTERMEDIATE-          ADVISOR
                                                               ADVISOR          ADVISOR               TERM             WASHINGTON
                                                                GNMA           MUNICIPAL            MUNICIPAL           MUNICIPAL
                                                                FUND           BOND FUND            BOND FUND           BOND FUND
----------------------------------------------------------------------------------------------------------------------------------
-- (IN THOUSANDS) --
Purchases for the Year Ended December 31, 1995
 (including $2,445, $0, $0, and $0, respectively,
 of U.S. Government obligations)                            $      2,445      $       450          $       462         $     1,560
                                                            ============      ===========          ===========         ===========
Sales for the Year Ended December 31, 1995
 (including $2,368, $0, $0, and $0, respectively,
 of U.S. Government obligations)                            $      2,368      $       250          $        60         $       734
                                                            ============      ===========          ===========         ===========
Unrealized Appreciation (Depreciation) at
 December 31, 1995
Aggregate Gross Unrealized Appreciation for
 Investment Securities in Which There is an Excess
 of Value Over Identified Cost                              $        332      $       914          $       381         $       620
Aggregate Gross Unrealized Depreciation for
 Investment Securities in Which There is an Excess
 of Identified Cost Over Value                                      --               --                   --                  --
                                                            ------------      -----------          -----------         -----------
  Net Unrealized Appreciation                               $        332      $       914          $       381         $       620
                                                            ============      ===========          ===========         ===========


==============================================================================29
                                                              1995 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

3.   TRUST SHARES

      Each Fund has an unlimited number of Class A, B, and C shares authorized, and par value is $.001. Paid in capital (in thousands) at December 31, 1995, is as follows:

      Advisor Equity                                  $5,804*
      Advisor Northwest                                5,174*
      Advisor Intermediate Treasury                    5,183*
      Advisor U.S. Government                          5,000*
      Advisor GNMA                                     5,074*
      Advisor Municipal                                5,035**
      Advisor Intermediate Municipal                   5,039**
      Advisor Washington                               5,194**

* Includes 500,000 shares (166,667 in each of Class A, B, and C) purchased for $5,000,000 by SAFECO Corporation.



** Includes 500,000 shares (166,667 in each of Class A, B, and C) purchased for
   $5,000,000 by SAFECO Asset Management Company.

4.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      INVESTMENT ADVISORY FEES. SAFECO Asset Management Company receives investment advisory fees from the Funds. The fee is based on average daily net assets at the annual rates shown below.

                                       ADVISOR INTERMEDIATE
                                      TREASURY, ADVISOR U.S.
                                        GOVERNMENT, ADVISOR
                                           GNMA, ADVISOR
                                        MUNICIPAL, ADVISOR
                                           INTERMEDIATE
ADVISOR EQUITY AND                    MUNICIPAL, AND ADVISOR
ADVISOR NORTHWEST FUNDS                  WASHINGTON FUNDS
---------------------------------------------------------------
Net Assets       Annual Fee    Net Assets            Annual Fee
$0-$500,000,000   .75 of 1%    $0-$500,000,000        .60 of 1%
$500,000,001-                  $500,000,001-
 $1,000,000,000   .65 of 1%     $1,000,000,000        .50 of 1%
Over                           Over
 $1,000,000,000   .55 of 1%     $1,000,000,000        .40 of 1%

      SHAREHOLDER SERVICE AND DISTRIBUTION FEES. SAFECO Services Corporation receives transfer agent fees. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Class pays SAFECO Securities shareholder service fees at the annual rate of 0.25% of the aggregate average daily net assets of a Class. In addition to service fees, Class B and Class C shares each pay SAFECO Securitites distribution fees at the annual rate of 0.75% of the aggregated average daily net assets of the respective Class.

      NOTES PAYABLE AND INTEREST EXPENSE. The Funds may borrow money for temporary purposes from SAFECO Corporation or its affiliates.

      AFFILIATE OWNERSHIP. At December 31, 1995, SAFECO Corporation owned 500,000 shares of the Advisor Equity, Advisor Northwest, Advisor Intermediate Treasury, Advisor U.S. Government, and Advisor GNMA Funds, and SAFECO Asset Management Company owned 500,000 shares of the Advisor Municipal, Advisor Intermediate Municipal, and Advisor Washington Funds.

      DEFERRED ORGANIZATION EXPENSE. Costs related to the organization of each of the Advisor Funds have been deferred and are being amortized to operations over a period of sixty months. These costs were advanced by the Investment Adviser and are being reimbursed by the Funds over a period of not more than sixty months. If any of the original affiliate ownership shares are redeemed by SAFECO Corporation or SAFECO Asset Management Company prior to the end of the amortization period, the redemption proceeds will be reduced by a pro rata share of the unamortized organization expense as of the date of redemption.

      EXPENSE REIMBURSMENT. SAFECO Asset Management Company voluntarily reimbursed certain state filing fees incurred by the Funds during the year ended December 31, 1995, as detailed in the Statement of Operations.

5.   NET INVESTMENT LOSS

      The Advisor Northwest Fund incurred a net investment loss of $49,116 during the year ended December 31, 1995. This amount was netted against short-term capital gains realized during the year ended December 31, 1995.

6.   ACCUMULATED UNDISTRIBUTED CAPITAL LOSS

      The Funds had the following amounts of accumulated undistributed net realized loss on investment transactions at December 31, 1995.

      For Federal income tax purposes, these represent capital loss carry forwards which expire as follows:

                                        AMOUNTS      EXPIRATION
                                        (000'S)         DATES
----------------------------------------------------------------
   Advisor GNMA                          $(16)          2003
   Advisor Municipal                      (19)       2002 - 2003
   Advisor Intermediate Municipal         (24)       2002 - 2003



30==============================================================================
                                                            SAFECO ADVISOR FUNDS

7.   FINANCIAL HIGHLIGHTS
     (For a Share Outstanding Throughout the Period)

                                                                                    SAFECO ADVISOR EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A               CLASS B               CLASS C
                                                               -----------------      ----------------      -----------------
                                                               1995(1)   1994(2)      1995(1)  1994(2)      1995(1)   1994(2)
                                                               -----------------     -----------------     ------------------
Net Asset Value at Beginning of Period                          $9.76    $10.00       $9.76    $10.00       $9.76     $10.00

Income from Investment Operations
   Net Investment Income                                         0.16      0.03        0.08      0.01        0.08       0.01
   Net Realized and Unrealized Gain (Loss) on Investments        2.80     (0.24)       2.80     (0.24)       2.79      (0.24)
                                                               ----------------      ----------------      -----------------
    Total from Investment Operations                             2.96     (0.21)       2.88     (0.23)       2.87      (0.23)
                                                               ----------------      ----------------      -----------------

Distributions to Shareholders from
   Net Investment Income                                        (0.16)    (0.03)      (0.08)    (0.01)      (0.08)     (0.01)
   Net Realized Gain on Investments                             (1.21)     --         (1.21)     --         (1.21)      --
                                                               ----------------      ----------------      -----------------
    Total Distributions                                         (1.37)    (0.03)      (1.29)    (0.01)      (1.29)     (0.01)
                                                               ----------------      ----------------      -----------------
   Net Asset Value at End of Period                            $11.35     $9.76      $11.35     $9.76      $11.34      $9.76
                                                               ================      ================      =================

Total Return (a)                                                30.42%    -2.10%**    29.44%    -2.29%**    29.43%     -2.29%**
Net Assets at End of Period (000's)                            $2,363    $1,628      $1,955    $1,629      $2,170     $1,635
Ratio of Expenses to Average Net Assets                          1.62%     2.57%*      2.38%     3.31%*      2.37%      3.32%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                  2.03%     --          2.79%     --          2.78%      --
Ratio of Net Investment Income to Average Net Assets             1.44%     1.18%*      0.69%     0.44%*      0.69%      0.44%*
Portfolio Turnover Rate                                        120.09%    34.83%*    120.09%    34.83%*    120.09%     34.83%*

                                                                               SAFECO ADVISOR NORTHWEST FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Class A               Class B                Class C
                                                               -----------------      ----------------      -----------------
                                                               1995(1)   1994(2)      1995(1)  1994(2)      1995(1)   1994(2)
                                                               -----------------      ----------------      -----------------
Net Asset Value at Beginning of Period                         $9.75     $10.00       $9.73    $10.00       $9.73     $10.00

Income from Investment Operations
   Net Investment Income (Loss)                                (0.04)     (0.01)      (0.12)    (0.02)      (0.12)     (0.02)
   Net Realized and Unrealized Gain (Loss) on Investments       0.86      (0.24)       0.86     (0.25)       0.86      (0.25)
                                                              -----------------      ----------------      -----------------
    Total from Investment Operations                            0.82      (0.25)       0.74     (0.27)       0.74      (0.27)
                                                              -----------------      ----------------      -----------------

Distributions to Shareholders from
   Net Investment Income                                        --         --          --        --          --         --
   Net Realized Gain on Investments                            (0.19)      --         (0.19)     --         (0.19)      --
                                                              -----------------      ----------------      -----------------
    Total Distributions                                        (0.19)      --         (0.19)     --         (0.19)      --
                                                              -----------------      ----------------      -----------------
   Net Asset Value at End of Period                           $10.38      $9.75      $10.28     $9.73      $10.28      $9.73
                                                              =================      ================      =================

Total Return (a)                                                8.38%     -2.50%**     7.57%    -2.70%**     7.57%     -2.70%**
Net Assets at End of Period (000's)                           $1,850     $1,626      $1,740    $1,622      $1,745     $1,625
Ratio of Expenses to Average Net Assets                         1.51%      2.28%*      2.25%     3.03%*      2.25%      3.03%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                 1.93%      --          2.67%     --          2.67%      --
Ratio of Net Investment Income (Loss) to Average Net Assets    -0.43%     -0.20%*     -1.17%    -0.95%*     -1.17%     -0.95%*
Portfolio Turnover Rate                                        32.16%      None       32.16%     None       32.16%      None

(a) Total return excludes the effects of sales charges. If sales charges were included, the total return for Class A and Class B would be lower.

**  Not Annualized.

*   Annualized.

(1) For the year ended December 31, 1995.

(2) For the period from September 30,1994 (Commencement of Operations) to December 31, 1994.


----------------------------------------------------------------------------- 31
1995  Annual  Report

NOTES TO FINANCIAL STATEMENTS

     (For a Share Outstanding Throughout the Period)

                                                                          SAFECO ADVISOR INTERMEDIATE-TERM TREASURY FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A               CLASS B               CLASS C
                                                              ----------------     -----------------     -----------------
                                                              1995(1)  1994(2)     1995(1)   1994(2)     1995(1)   1994(2)
                                                              ----------------     -----------------     -----------------
Net Asset Value at Beginning of Period                        $9.93    $10.00       $9.93    $10.00       $9.93    $10.00

Income from Investment Operations
   Net Investment Income                                       0.53      0.11        0.45      0.09        0.45      0.09
   Net Realized and Unrealized Gain (Loss) on Investments      1.02     (0.07)       1.03     (0.07)       1.03     (0.07)
                                                             ----------------      ----------------      ----------------
    Total from Investment Operations                           1.55      0.04        1.48      0.02        1.48      0.02
                                                             ----------------      ----------------      ----------------

Distributions to Shareholders from
   Net Investment Income                                      (0.53)    (0.11)      (0.45)    (0.09)      (0.45)    (0.09)
   Net Realized Gain on Investments                           (0.16)     --         (0.16)     --         (0.16)     --
                                                             ----------------      ----------------      ----------------
    Total Distributions                                       (0.69)    (0.11)      (0.61)    (0.09)      (0.61)    (0.09)
                                                             ----------------      ----------------      ----------------
   Net Asset Value at End of Period                          $10.79     $9.93      $10.80     $9.93      $10.80     $9.93
                                                             ================      ================      ================

Total Return (a)                                              16.03%     0.41%**    15.17%     0.22%**    15.16%     0.22%**
Net Assets at End of Period (000's)                          $1,946    $1,655      $1,799    $1,655      $1,847    $1,664
Ratio of Expenses to Average Net Assets                        1.32%     1.86%*      2.06%     2.61%*      2.07%     2.61%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                1.77%     --          2.51%     --          2.52%     --
Ratio of Net Investment Income to Average Net Assets           5.08%     4.42%*      4.33%     3.67%*      4.33%     3.67%*
Portfolio Turnover Rate                                       17.79%   346.43%*     17.79%   346.43%*     17.79%   346.43%*


                                                                                SAFECO ADVISOR U.S. GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A               CLASS B               CLASS C
                                                             ----------------      ---------------      ----------------
                                                             1995(1)   1994(2)     1995(1)  1994(2)      1995(1)  1994(2)
                                                             ----------------      ---------------      ----------------
Net Asset Value at Beginning of Period                        $9.99    $10.00       $9.99   $10.00       $9.99    $10.00

Income from Investment Operations
   Net Investment Income                                       0.51      0.11        0.43     0.09        0.43      0.09
   Net Realized and Unrealized Gain (Loss) on Investments      0.95     (0.01)       0.95    (0.01)       0.95     (0.01)
                                                             ----------------      ---------------      ----------------
    Total from Investment Operations                           1.46      0.10        1.38     0.08        1.38      0.08
                                                             ----------------      ---------------      ----------------

Distributions to Shareholders from
   Net Investment Income                                      (0.51)    (0.11)      (0.43)   (0.09)      (0.43)    (0.09)
   Net Realized Gain on Investments                           (0.38)     --         (0.38)    --         (0.38)     --
                                                             ----------------      ---------------      ----------------
    Total Distributions                                       (0.89)    (0.11)      (0.81)   (0.09)      (0.81)    (0.09)
                                                             ----------------      ---------------      ----------------
   Net Asset Value at End of Period                          $10.56     $9.99      $10.56    $9.99      $10.56     $9.99
                                                             ================      ===============      ================

Total Return (a)                                              14.92%     0.99%**    14.07%    0.79%**    14.07%     0.79%**
Net Assets at End of Period (000's)                          $1,761    $1,665      $1,760   $1,664      $1,760    $1,664
Ratio of Expenses to Average Net Assets                        1.32%     1.85%*      2.07%    2.60%*      2.07%     2.60%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                1.76%     --          2.51%    --          2.51%     --
Ratio of Net Investment Income to Average Net Assets           4.88%     4.29%*      4.13%    3.54%*      4.13%     3.54%*
Portfolio Turnover Rate                                       27.26%   445.09%*     27.26%  445.09%*     27.26%   445.09%*



(a) Total return excludes the effects of sales charges. If sales charges were included, the total return for Class A and Class B would be lower.

**  Not Annualized.

*   Annualized.

1   For the year ended December 31, 1995.

2 For the Period from September 30, 1994 (Commencement of Operations) to December 31, 1994.


32 -----------------------------------------------------------------------------
                                                            SAFECO Advisor Funds

     (For a Share Outstanding Throughout the Period)

                                                                                 SAFECO ADVISOR GNMA FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A                CLASS B               CLASS C
                                                            ------------------     ------------------     ------------------
                                                             1995(1)    1994(2)    1995(1)     1994(2)    1995(1)     1994(2)
                                                            ------------------     ------------------     ------------------
Net Asset Value at Beginning of Period                       $9.80      $10.00      $9.80      $10.00      $9.80      $10.00

Income from Investment Operations
   Net Investment Income                                      0.64        0.13       0.56        0.11       0.56        0.11
   Net Realized and Unrealized Gain (Loss) on Investments     0.82       (0.20)      0.82       (0.20)      0.82       (0.20)
                                                            ------------------     ------------------     ------------------
    Total from Investment Operations                          1.46       (0.07)      1.38       (0.09)      1.38       (0.09)
                                                            ------------------     ------------------     ------------------
Distributions to Shareholders from
   Net Investment Income                                     (0.64)      (0.13)     (0.56)      (0.11)     (0.56)      (0.11)
   Net Realized Gain on Investments                           --          --         --          --         --          --
                                                            ------------------     ------------------     ------------------
    Total Distributions                                      (0.64)      (0.13)     (0.56)      (0.11)     (0.56)      (0.11)
                                                            ------------------     ------------------     ------------------
   Net Asset Value at End of Period                         $10.62       $9.80     $10.62       $9.80     $10.62       $9.80
                                                            ==================     ==================     ==================

Total Return (a)                                             15.28%      -0.72%**   14.43%      -0.90%**   14.43%      -0.90%**
Net Assets at End of Period (000's)                         $1,838      $1,633     $1,770      $1,633     $1,782      $1,632
Ratio of Expenses to Average Net Assets                       1.34%       1.98%*     2.09%       2.73%*     2.09%       2.73%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                               1.78%       --         2.53%       --         2.53%       --
Ratio of Net Investment Income to Average Net Assets          6.22%       5.11%*     5.47%       4.36%*     5.47%       4.36%*
Portfolio Turnover Rate                                      29.62%       2.74%*    29.62%       2.74%*    29.62%       2.74%*


                                                                             SAFECO ADVISOR MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A               CLASS B               CLASS C
                                                              ------------------    ------------------    ------------------
                                                              1995(1)    1994(2)    1995(1)   1994(2)     1995(1)   1994(2)
                                                              ------------------    ------------------    ------------------
Net Asset Value at Beginning of Period                        $9.90      $10.00      $9.90    $10.00       $9.90    $10.00

Income from Investment Operations
   Net Investment Income                                       0.50        0.08       0.42      0.06        0.42      0.06
   Net Realized and Unrealized Gain (Loss) on Investments      1.88       (0.10)      1.88     (0.10)       1.88     (0.10)
                                                             ------------------     ----------------      ----------------
    Total from Investment Operations                           2.38       (0.02)      2.30     (0.04)       2.30     (0.04)
                                                             ------------------     ----------------      ----------------
Distributions to Shareholders from
   Net Investment Income                                      (0.50)      (0.08)     (0.42)    (0.06)      (0.42)    (0.06)
   Net Realized Gain on Investments                            --          --         --        --          --        --
                                                             ------------------     ----------------      ----------------
    Total Distributions                                       (0.50)      (0.08)     (0.42)    (0.06)      (0.42)    (0.06)
                                                             ------------------     ----------------      ----------------
   Net Asset Value at End of Period                          $11.78       $9.90     $11.78     $9.90      $11.78     $9.90
                                                             ==================     ================      ================

Total Return (a)                                              24.54%   -0.16%**      23.62%    -0.35%**    23.62%    -0.35%**
Net Assets at End of Period (000's)                          $1,964      $1,650     $1,989    $1,650      $1,977    $1,649
Ratio of Expenses to Average Net Assets                        1.29%       1.92%*     2.04%     2.67%*      2.04%     2.67%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                1.70%       --         2.45%     --          2.45%     --
Ratio of Net Investment Income to Average Net Assets           4.60%       3.33%*     3.85%     2.59%*      3.85%     2.59%*
Portfolio Turnover Rate                                        4.67%     492.95%*     4.67%   492.95%*      4.67%   492.95%*


(a) Total return excludes the effects of sales charges. If sales charges were included, the total return for Class A and Class B would be lower.

**  Not Annualized.

*   Annualized.

1   For the year ended December 31, 1995.

2 For the Period from September 30, 1994 (Commencement of Operations) to December 31, 1994.


----------------------------------------------------------------------------- 33
1995  Annual  Report

NOTES TO FINANCIAL STATEMENTS

     (For a Share Outstanding Throughout the Period)

                                                                       SAFECO ADVISOR INTERMEDIATE-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS A                CLASS B                 CLASS C
                                                               ------------------     ------------------      -------------------
                                                                1995(1)   1994(2)      1995(1)    1994(2)      1995(1)    1994(2)
                                                               ------------------     ------------------      -------------------
Net Asset Value at Beginning of Period                         $  9.80   $  10.00     $   9.80   $ 10.00      $  9.80    $  10.00

Income from Investment Operations
   Net Investment Income                                          0.44       0.07         0.36      0.05         0.36        0.05
   Net Realized and Unrealized Gain (Loss) on Investments         0.91      (0.20)        0.91     (0.20)        0.91       (0.20)
                                                               ------------------     ------------------      -------------------
    Total from Investment Operations                              1.35      (0.13)        1.27     (0.15)        1.27       (0.15)
                                                               ------------------     ------------------      -------------------

Distributions to Shareholders from
   Net Investment Income                                         (0.44)     (0.07)       (0.36)    (0.05)       (0.36)      (0.05)
                                                               ------------------     ------------------      -------------------
   Net Realized Gain on Investments                                 --        --            --        --          --          --
                                                               ------------------     ------------------      -------------------
    Total Distributions                                          (0.44)     (0.07)       (0.36)    (0.05)       (0.36)      (0.05)
                                                               ------------------     ------------------      -------------------
   Net Asset Value at End of Period                            $ 10.71   $   9.80     $  10.71   $  9.80      $ 10.71    $   9.80
                                                               ==================     ==================      ===================

Total Return (a)                                                 13.93%     -1.29%**     13.09%    -1.48%**    13.09%      -1.48%**
Net Assets at End of Period (000's)                            $ 1,786   $  1,633     $  1,785   $ 1,633      $1,825     $ 1,633
Ratio of Expenses to Average Net Assets                          1.31%      1.87%*       2.06%      2.62%*      2.06%       2.62%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                  1.74%         --        2.49%         --       2.49%         --
Ratio of Net Investment Income to Average Net Assets             4.19%      2.85%*       3.44%      2.10%*      3.44%       2.10%*
Portfolio Turnover Rate                                          1.19%    513.36%*       1.19%    513.36%*      1.19%     513.36%*

                                                                        SAFECO ADVISOR WASHINGTON MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS A                CLASS B               CLASS C
                                                             -----------------      -----------------      -----------------
                                                             1995(1)   1994(2)      1995(1)   1994(2)      1995(1)   1994(2)
                                                             -----------------      -----------------      -----------------
Net Asset Value at Beginning of Period                       $ 9.82    $ 10.00      $ 9.82    $ 10.00      $ 9.82    $ 10.00

Income from Investment Operations
   Net Investment Income                                       0.50       0.09        0.42       0.07        0.42       0.07
   Net Realized and Unrealized Gain (Loss) on Investments      1.40      (0.18)       1.39      (0.18)       1.40      (0.18)
                                                             -----------------      -----------------      -----------------
    Total from Investment Operations                           1.90      (0.09)       1.81      (0.11)       1.82      (0.11)
                                                             -----------------      -----------------      -----------------
Distributions to Shareholders from
   Net Investment Income                                      (0.50)     (0.09)      (0.42)     (0.07)      (0.42)     (0.07)
   Net Realized Gain on Investments                           (0.02)       --        (0.02)        --       (0.02)        --
                                                             -----------------      -----------------      -----------------
    Total Distributions                                       (0.52)     (0.09)      (0.44)     (0.07)      (0.44)     (0.07)
                                                             -----------------      -----------------      -----------------
   Net Asset Value at End of Period                          $11.20    $  9.82      $11.19    $  9.82      $11.20    $  9.82
                                                             =================      =================      =================

Total Return (a)                                              19.75%     -0.93%**    18.76%     -1.12%**    18.87%     -1.12%**
Net Assets at End of Period (000's)                          $1,911    $ 1,636      $1,970    $ 1,667      $1,934    $ 1,694
Ratio of Expenses to Average Net Assets                        1.30%      1.90%*      2.05%      2.64%*      2.04%      2.64%*
Ratio of Expenses to Average Net Assets
   Before Expense Reimbursement                                1.71%        --        2.46%        --        2.45%        --
Ratio of Net Investment Income to Average Net Assets           4.74%      3.48%*      3.99%      2.72%*      3.99%      2.72%*
Portfolio Turnover Rate                                       13.86%    510.18%*     13.86%    510.18%*     13.86%    510.18%*

(a) Total return excludes the effects of sales charges. If sales charges were included, the total return for Class A and Class B would be lower.

**  Not Annualized.

*   Annualized.

1   For the year ended December 31, 1995.

2 For the Period from September 30, 1994 (Commencement of Operations) to December 31, 1994.


34 -----------------------------------------------------------------------------
                                                            SAFECO Advisor Funds

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of SAFECO Advisor Series Trust:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of SAFECO Advisor Series Trust (comprising, respectively, the SAFECO Advisor Equity Fund, SAFECO Advisor Northwest Fund, SAFECO Advisor Intermediate-Term Treasury Fund, SAFECO Advisor U.S. Government Fund, SAFECO Advisor GNMA Fund, SAFECO Advisor Municipal Bond Fund, SAFECO Advisor Intermediate-Term Municipal Bond Fund, and SAFECO Advisor Washington Municipal Bond Fund), as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from September 30, 1994 (commencement of operations), to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the SAFECO Advisor Series Trust at December 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                        /S/ Ernst & Young LLP
Seattle, Washington
January 26, 1996

----------------------------------------------------------------------------- 35
1995  Annual  Report

                     (This page left blank intentionally.)


----------------------------------------------------------------------------- 37
1995  Annual  Report

                              BOARD OF TRUSTEES
                           Bob A. Dickey, Chairman
                             Barbara J. Dingfield
                              Richard W. Hubbard
                             Richard E. Lundgren
                                L. D. McClean
                                Larry L. Pinnt
                              John W. Schneider

                                   OFFICERS
                           David F. Hill, President
              Ronald L. Spaulding, Vice President and Treasurer
                Neal A. Fuller, Vice President and Controller

                              INVESTMENT ADVISER
                       SAFECO Asset Management Company

                                 DISTRIBUTOR
                           SAFECO Securities, Inc.

                                TRANSFER AGENT
                         SAFECO Services Corporation

                                  CUSTODIAN
                        U.S. Bank of Washington, N.A.


                         [SAFECO Advisor Funds logo]

                           SAFECO Securities, Inc.
                    P.O. Box 34680, Seattle, WA 98124-1680